EXHIBIT 4.6

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                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,

                           as Purchase Contract Agent


                           PURCHASE CONTRACT AGREEMENT

                         Dated as of September 10, 2002


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                                Table of Contents

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                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01   Definitions.....................................................1
SECTION 1.02   Compliance Certificates and Opinions...........................12
SECTION 1.03   Form of Documents Delivered to Purchase Contract Agent.........12
SECTION 1.04   Acts of Holders; Record Dates..................................13
SECTION 1.05   Notices........................................................14
SECTION 1.06   Notice to Holders; Waiver......................................15
SECTION 1.07   Effect of Headings and Table of Contents.......................16
SECTION 1.08   Successors and Assigns.........................................16
SECTION 1.09   Separability Clause............................................16
SECTION 1.10   Benefits of Agreement..........................................16
SECTION 1.11   Governing Law..................................................16
SECTION 1.12   Legal Holidays.................................................17
SECTION 1.13   Counterparts...................................................17
SECTION 1.14   Inspection of Agreement........................................17
SECTION 1.15   Appointment of Financial Institution as Agent
                 for the Company..............................................17

                                    ARTICLE 2

                                CERTIFICATE FORMS

SECTION 2.01   Forms of Certificates Generally................................17
SECTION 2.02   Form of Purchase Contract Agent's Certificate
                 of Authentication............................................19

                                    ARTICLE 3

                                 THE SECURITIES

SECTION 3.01   Amount; Form and Denominations.................................19
SECTION 3.02   Rights and Obligations Evidenced by the Certificates...........19
SECTION 3.03   Execution, Authentication, Delivery and Dating.................20
SECTION 3.04   Temporary Certificates.........................................20
SECTION 3.05   Registration; Registration of Transfer and Exchange............21
SECTION 3.06   Book-Entry Interests...........................................22
SECTION 3.07   Notices to Holders.............................................23
SECTION 3.08   Appointment of Successor Depositary............................23
SECTION 3.09   Definitive Certificates........................................23
SECTION 3.10   Mutilated, Destroyed, Lost and Stolen Certificates.............24
SECTION 3.11   Persons Deemed Owners..........................................25


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SECTION 3.12   Cancellation...................................................25
SECTION 3.13   Creation of Treasury Units by Substitution
                 of Treasury Securities.......................................26
SECTION 3.14   Reestablishment of Corporate Units.............................28
SECTION 3.15   Transfer of Collateral upon Occurrence of Termination Event....29
SECTION 3.16   No Consent to Assumption.......................................30

                                    ARTICLE 4

            The Preferred Securities, Notes and Applicable Ownership
                       Interest of the Treasury Portfolio

SECTION 4.01   Distribution or Interest Payments; Rights to
                 Distribution or Interest Payments Preserved..................30
SECTION 4.02   Notice and Voting..............................................31
SECTION 4.03   Distribution of Notes; Tax Event Redemption....................32

                                    ARTICLE 5

                             The Purchase Contracts

SECTION 5.01   Purchase of Shares of Common Stock.............................33
SECTION 5.02   Initial and Secondary Remarketing; Payment of Purchase Price...36
SECTION 5.03   Issuance of Shares of Common Stock.............................43
SECTION 5.04   Adjustment of Settlement Rate..................................44
SECTION 5.05   Notice of Adjustments and Certain Other Events.................52
SECTION 5.06   Termination Event; Notice......................................52
SECTION 5.07   Early Settlement...............................................53
SECTION 5.08   Intentionally Omitted..........................................55
SECTION 5.09   No Fractional Shares...........................................55
SECTION 5.10   Charges and Taxes..............................................55
SECTION 5.11   Purchase Contract Payments.....................................56
SECTION 5.12   Deferral of Purchase Contract Payments.........................57

                                    ARTICLE 6

                                    Remedies

SECTION 6.01   Unconditional Right of Holders to Receive Purchase
                 Contract Payments and to Purchase Shares of Common Stock.....58
SECTION 6.02   Restoration of Rights and Remedies.............................59
SECTION 6.03   Rights and Remedies Cumulative.................................59
SECTION 6.04   Delay or Omission Not Waiver...................................59
SECTION 6.05   Undertaking for Costs..........................................59
SECTION 6.06   Waiver of Stay or Extension Laws...............................60


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                                    ARTICLE 7

                           The Purchase Contract Agent

SECTION 7.01   Certain Duties and Responsibilities............................60
SECTION 7.02   Notice of Default..............................................61
SECTION 7.03   Certain Rights of Purchase Contract Agent......................61
SECTION 7.04   Not Responsible for Recitals or Issuance of Securities.........63
SECTION 7.05   May Hold Securities............................................63
SECTION 7.06   Money Held in Custody..........................................63
SECTION 7.07   Compensation and Reimbursement.................................63
SECTION 7.08   Corporate Purchase Contract Agent Required; Eligibility........64
SECTION 7.09   Resignation and Removal; Appointment of Successor..............64
SECTION 7.10   Acceptance of Appointment by Successor.........................65
SECTION 7.11   Merger, Conversion, Consolidation or Succession to Business....66
SECTION 7.12   Preservation of Information; Communications to Holders.........66
SECTION 7.13   No Obligations of Purchase Contract Agent......................67
SECTION 7.14   Tax Compliance.................................................67

                                    ARTICLE 8

                             Supplemental Agreements

SECTION 8.01   Supplemental Agreements Without Consent of Holders.............68
SECTION 8.02   Supplemental Agreements with Consent of Holders................68
SECTION 8.03   Execution of Supplemental Agreements...........................69
SECTION 8.04   Effect of Supplemental Agreements..............................70
SECTION 8.05   Reference to Supplemental Agreements...........................70

                                    ARTICLE 9

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 9.01   Covenant Not to Consolidate, Merge, Convey, Transfer
                 or Lease Property Except under Certain Conditions............70
SECTION 9.02   Rights and Duties of Successor Corporation.....................71
SECTION 9.03   Officer's Certificate and Opinion of Counsel Given
                 to Purchase Contract Agent...................................71

                                   ARTICLE 10

                                    Covenants

SECTION 10.01  Performance under Purchase Contracts...........................71
SECTION 10.02  Maintenance of Office or Agency................................72
SECTION 10.03  Company to Reserve Common Stock................................72


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SECTION 10.04  Covenants as to Common Stock...................................72
SECTION 10.05  Statements of Officers of the Company as to Default............72
SECTION 10.06  ERISA..........................................................73
SECTION 10.07  Tax Treatment..................................................73


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

      PURCHASE CONTRACT AGREEMENT, dated as of September 10, 2002, between PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, a New Jersey corporation (the "Company"), and Wachovia Bank, National Association (formerly known as First Union National Bank), a banking association organized under the laws of the United States, acting as purchase contract agent for the Holders of Securities (as defined herein) from time to time (the "Purchase Contract Agent").

                                    RECITALS

      The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Securities.

      All things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute these presents a valid agreement of the Company, in accordance with its terms, have been done. For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed as follows:

                                   ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      SECTION 1.01. Definitions.

      For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

            (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

            (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

(d) the following terms have the meanings given to them in the Declaration (as defined below): (i) Applicable Ownership Interest; (ii) Applicable Principal Amount; (iii) Guarantee; (iv) Liquidation Distribution; (v) Redemption Amount; (vi) Reset Rate; (vii) Tax Event Redemption; (viii) Tax Event Redemption Date; (ix) Treasury Portfolio; and (x) Treasury Portfolio Purchase Price; and

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            (e) the following terms have the meanings given to them in this
      Section 1.01(e):

      "Act" has the meaning, with respect to any Holder, set forth in Section 1.04.

      "Adjusted Exchange Property" has the meaning set forth in Section 5.04(b)(1).

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

      "Applicable Exchange Property Market Value" has the meaning set forth in
Section 5.04(b)(1).

      "Applicable Market Value" has the meaning set forth in Section 5.01.

      "Applicants" has the meaning set forth in Section 7.12(b).

      "Bankruptcy Code" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

      "Base Exchange Property" has the meaning set forth in Section 5.04(b)(1).

      "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Depositary or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

      "Board of Directors" means the board of directors of the Company or a duly authorized committee of that board.

      "Board Resolution" means one or more resolutions of the Board of Directors or a duly authorized committee thereof, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company, to have been duly adopted by the Board of Directors or committee thereof and to be in full force and effect on the date of such certification and delivered to the Purchase Contract Agent.


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      "Book-Entry Interest" means a beneficial interest in a Global Certificate, registered in the name of a Depositary or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Depositary as described in Section 3.06.

      "Business Day" means any day other than a Saturday or Sunday, or any other day on which banking institutions in The City of New York are permitted or required by any applicable law to close or a day on which the Indenture Trustee or the Property Trustee is closed for business; provided that for purposes of the second paragraph of Section 1.12 only, the term "Business Day" shall also be deemed to exclude any day on which trading on the New York Stock Exchange, Inc. is closed or suspended.

      "Cash Merger" has the meaning set forth in Section 5.04(b)(2).

      "Cash Settlement" has the meaning set forth in Section 5.02(b)(i).

      "Certificate" means a Corporate Units Certificate or a Treasury Units Certificate.

      "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Securities.

      "Closing Price" has the meaning set forth in Section 5.01.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Collateral" has the meaning set forth in Section 1.01(f) of the Pledge Agreement.

      "Collateral Account" has the meaning set forth in Section 1.01(f) of the Pledge Agreement.

      "Collateral Agent" means The Bank of New York, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

      "Collateral Substitution" has the meaning set forth in Section 3.13.

      "Common Stock" means the common stock, without par value, of the Company.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

      "Constituent Person" has the meaning set forth in Section 5.04(b).


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      "Corporate Trust Office" means the principal corporate trust office of the
Purchase Contract Agent at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 21 South Street, Morristown, New Jersey 07960, Attention: Corporate Trust Office.

      "Corporate Unit" means the collective rights and obligations of a Holder of a Corporate Units Certificate in respect of a Preferred Security, a Note or an appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract.

      "Corporate Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Units specified on such certificate.

      "Current Market Price" has the meaning set forth in Section 5.04(a)(8).

      "Custodial Agent" means The Bank of New York, as Custodial Agent under the Pledge Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Custodial Agent" shall mean such successor.

      "Declaration" means the Amended and Restated Trust Agreement of PSEG Funding Trust I, dated as of September 10, 2002, among the Company as sponsor, the trustees named therein and the holders from time to time of individual beneficial interests in the assets of the Trust.

      "Depositary" means a clearing agency registered under the Exchange Act that is designated to act as Depositary for the Securities as contemplated by Sections 3.06, 3.07, 3.08 and 3.09.

      "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book entry transfers and pledges of securities deposited with the Depositary.

      "DTC" means The Depository Trust Company.

      "Early Settlement" means the early settlement of a Purchase Contract pursuant to Section 5.04(b)(2) or Section 5.07(a).

      "Early Settlement Amount" has the meaning set forth in Section 5.07(a).

      "Early Settlement Date" means the date on which an Early Settlement occurs.

      "Early Settlement Rate" has the meaning set forth in Section 5.07(c).

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.


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

      "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

      "Expiration Date" has the meaning set forth in Section 1.04(e).

      "Expiration Time" has the meaning set forth in Section 5.04(a)(6).

      "Failed Initial Remarketing" has the meaning set forth in Section 5.02(a).

      "Failed Secondary Remarketing" has the meaning set forth in Section
5.02(c).

      "Global Certificate" means a Certificate that evidences all or part of the Securities and is registered in the name of a Clearing Agency or a nominee thereof.

      "Holder" means, with respect to a Security, the Person in whose name the Security evidenced by a Certificate is registered in the Security Register; provided, however, that in determining whether the Holders of the requisite number of Securities have voted on any matter, then for the purpose of such determination only (and not for any other purpose hereunder), if the Security remains in the form of one or more Global Certificates and if the Depositary which is the registered holder of such Global Certificate has sent an omnibus proxy assigning voting rights to the Depositary Participants to whose accounts the Securities are credited on the record date, the term "Holder" shall mean such Depositary Participant acting at the direction of the Beneficial Owners.

      "Indenture" means the Indenture (including any provisions of the TIA that are deemed incorporated therein), dated as of November 1, 1998, between the Company and the Indenture Trustee, as amended by the First Supplemental Indenture thereto, dated as of September 10, 2002, pursuant to which the Notes will be issued .

      "Indenture Trustee" means Wachovia Bank, National Association (formerly known as First Union National Bank), a banking association organized under the laws of the United States, as trustee under the Indenture, or any successor thereto.

      "Initial Remarketing" means the remarketing of the Preferred Securities or Notes on the Initial Remarketing Date.

      "Initial Remarketing Date" means the third Business Day immediately preceding the Initial Reset Date.

      "Initial Reset Date" means any Business Day selected by the Company in its sole discretion during the period commencing May 16, 2005 through August 16, 2005 upon not less than eight (8) Business Days prior written notice to the Remarketing Agent; provided that, in the event that the Company does not select an Initial Reset Date, the Initial Reset Date shall be August 16, 2005.


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

      "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Company by its Chairman of the Board, its President, any of its Vice Presidents, its Treasurer, any of its Assistant Treasurers, its Controller, or any of its assistant Controllers, its Secretary, or any of its Assistant Secretaries, and delivered to the Purchase Contract Agent.

      "non-electing share" has the meaning set forth in Section 5.04(b).

      "Notes" means the series of Senior Deferrable Notes due 2007 issued by the Company under the Indenture and held by the Property Trustee.

      "NYSE" has the meaning set forth in Section 5.01.

      "Officer's Certificate" means a certificate signed by the Chairman of the Board, its Chief Executive Officer, the President, any Vice Presidents, the Treasurer, or any Assistant Treasurers of the Company, and delivered to the Purchase Contract Agent. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement shall include:

            (i) a statement that each officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

            (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officer's Certificate;

            (iii) a statement that, in the opinion of each such officer, each such officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company (and who may be an employee of the Company), and who shall be reasonably acceptable to the Purchase Contract Agent. An opinion of counsel may rely on certificates as to matters of fact.

      "Outstanding Securities" means, with respect to any Security and as of the date of determination, all Securities evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

            (i) If a Termination Event has occurred, (i) Treasury Units and (ii) Corporate Units for which the underlying Preferred Securities or Notes have been theretofore deposited with the Purchase Contract Agent in trust for the Holders of such Corporate Units;


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

            (ii) Securities evidenced by Certificates theretofore cancelled by the Purchase Contract Agent or delivered to the Purchase Contract Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

            (iii) Securities evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Purchase Contract Agent proof satisfactory to it that such Certificate is held by a protected purchaser in whose hands the Securities evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of the Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding Securities, except that, in determining whether the Purchase Contract Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Purchase Contract Agent actually knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding Securities if the pledgee establishes to the satisfaction of the Purchase Contract Agent the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

      "Payment Date" means, subject to Section 4.01, each February 16, May 16, August 16 and November 16, commencing November 16, 2002; provided that, in the event that the Initial Reset Date is not otherwise a Payment Date, the Initial Reset Date shall be a Payment Date in respect of the distribution or interest payment payable on such date on the Preferred Securities or Notes then comprising components of Corporate Units.

      "Permitted Investments" has the meaning set forth in Section 1.01(f) of the Pledge Agreement.

      "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

      "Plan" means an employee benefit plan that is subject to ERISA, a plan or individual retirement account that is subject to Section 4975 of the Code or any entity whose assets are considered assets of any such plan.

      "Pledge" means the pledge under the Pledge Agreement of the Preferred Securities, the Notes, the Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, in each case constituting a part of the Securities.


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

      "Pledge Agreement" means the Pledge Agreement, dated as of September 10, 2002, among the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Securities.

      "Pledged Notes" has the meaning set forth in Section 1.01(f) of the Pledge Agreement.

      "Pledged Preferred Securities" has the meaning set forth in Section 1.01(f) of the Pledge Agreement.

      "Predecessor Certificate" means a Predecessor Corporate Units Certificate or a Predecessor Treasury Units Certificate.

      "Predecessor Corporate Units Certificate" of any particular Corporate Units Certificate means every previous Corporate Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Corporate Units evidenced thereby; and, for the purposes of this definition, any Corporate Units Certificate authenticated and delivered under
Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Corporate Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Corporate Units Certificate.

      "Predecessor Treasury Units Certificate" of any particular Treasury Units Certificate means every previous Treasury Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Treasury Units evidenced thereby; and, for the purposes of this definition, any Treasury Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Treasury Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Treasury Units Certificate.

      "Preferred Securities" means the Preferred Securities of the Trust, each having a liquidation amount of $50, representing preferred undivided beneficial interests in the assets of the Trust.

      "Proceeds" has the meaning set forth in Section 1.01(f) of the Pledge Agreement.

      "Property Trustee" means Wachovia Bank, National Association, as initial property trustee under the Declaration, or any successors thereto that is a financial institution unaffiliated with the Company.

      "Prospectus" means the prospectus relating to the delivery of shares of Common Stock in connection with an Early Settlement, in the form in which first filed, or transmitted for filing, with the Commission after the effective date of the Registration Statement pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein as of the date of such Prospectus.


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

      "Purchase Contract" means, with respect to any Security, the contract forming a part of such Security and obligating the Company to (i) sell, and the Holder of such Security to purchase, shares of Common Stock and (ii) pay the Holder thereof Purchase Contract Payments, in each case on the terms and subject to the conditions set forth in Article Five hereof.

      "Purchase Contract Agent" means the Person named as the "Purchase Contract Agent" in the first paragraph of this Agreement until a successor Purchase Contract Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Purchase Contract Agent" shall mean such Person.

      "Purchase Contract Payments" means the payments payable by the Company on the Payment Dates in respect of each Purchase Contract, at a rate per year of 4.00% of the Stated Amount per Purchase Contract.

      "Purchase Contract Settlement Date" means November 16, 2005.

      "Purchase Contract Settlement Fund" has the meaning set forth in Section 5.03.

      "Purchase Price" has the meaning set forth in Section 5.01.

      "Purchased Shares" has the meaning set forth in Section 5.04(a)(6).

      "Record Date" for any distribution and Purchase Contract Payment payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, the date selected by the Company, which shall be more than one Business Day but less than sixty Business Days prior to such Payment Date.

      "Reference Price" has the meaning set forth in Section 5.01.

      "Registration Statement" means a registration statement under the Securities Act prepared by the Company covering, inter alia, the delivery by the Company of the shares of Common Stock in connection with an Early Settlement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement, and any post-effective amendments thereto.

      "Remarketing" means the remarketing of the Preferred Securities or Notes by the Remarketing Agent pursuant to the Remarketing Agreement.

      "Remarketing Agent" has the meaning set forth in Section 5.02(a).

      "Remarketing Agreement" means the Remarketing Agreement, dated as of September 10, 2002, between the Company and the Remarketing Agent.

      "Remarketing Fee" has the meaning set forth in Section 5.02(a).

      "Reorganization Event" has the meaning set forth in Section 5.04(b).


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

      "Remarketing Per Preferred Security or Note Price" means the Treasury Portfolio Purchase Price divided by the number of Preferred Securities or Notes, as the case may be, held as components of Corporate Units and remarketed in the Initial Remarketing.

      "Responsible Officer" means, with respect to the Purchase Contract Agent, any officer of the Purchase Contract Agent assigned by the Purchase Contract Agent to administer this Agreement.

      "Secondary Remarketing" has the meaning set forth in Section 5.02(c).

      "Secondary Remarketing Date" means the third Business Day immediately preceding the Purchase Contract Settlement Date.

      "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

      "Securities Intermediary" means The Bank of New York, as Securities Intermediary under the Pledge Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Securities Intermediary" shall mean such successor.

      "Security" means a Corporate Unit or a Treasury Unit, as the case may be.

      "Security Register" and "Securities Registrar" have the respective meanings set forth in Section 3.05.

      "Senior Indebtedness" means all indebtedness of the Company outstanding at any time except for such Indebtedness as to which, by its terms, is subordinated to or ranks equally with the payment of the Purchase Contract Payments on the Outstanding Securities or any other indebtedness ranking pari passu with the payment of the Purchase Contract Payments on the Outstanding Securities.

      "Separate Preferred Securities or Notes" means Preferred Securities or Notes, as the case may be, that are no longer a component of Corporate Units.

      "Separate Preferred Securities or Notes Purchase Price" means the amount in cash equal to the product of the Remarketing Per Preferred Security or Note Price multiplied by the number of Separate Preferred Securities or Notes remarketed in the Initial Remarketing.

      "Settlement Rate" has the meaning set forth in Section 5.01.

      "Stated Amount" means $50.

      "Successful Initial Remarketing" has the meaning set forth in Section 5.02(a).

      "Successful Secondary Remarketing" has the meaning set forth in Section 5.02(c).

      "Termination Date" means the date, if any, on which a Termination Event occurs.

      "Termination Event" means the occurrence of any of the following events:

            (iv) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company or any other similar applicable Federal or State law, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days;

            (v) a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the termination or liquidation of its affairs, shall have been entered, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days; or

            (vi) at any time on or prior to the Purchase Contract Settlement Date, the Company shall file a petition for relief under the Bankruptcy Code, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

      "Threshold Appreciation Price" has the meaning set forth in Section 5.01.

      "TIA" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

      "Trading Day" has the meaning set forth in Section 5.01.

      "Treasury Securities" means zero-coupon U.S. Treasury securities (CUSIP No. 912820FX0 or 912820BQ9) with a principal amount at maturity equal to $1,000 and maturing on November 15, 2005, the Business Day preceding the Purchase Contract Settlement Date.

      "Treasury Units" means, following the substitution of Treasury Securities for Preferred Securities or Notes as collateral to secure a Holder's obligations under the Purchase Contract, the collective rights and obligations of a Holder of a Treasury Units Certificate in respect of such Treasury Securities, subject to the Pledge thereof, and the related Purchase Contract.

      "Treasury Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Units specified on such certificate.

      "Trust" means PSEG Funding Trust I, a statutory trust formed under the laws of the State of Delaware, or any successor thereto by merger or consolidation.

      "Underwriting Agreement" means the Underwriting Agreement, dated as of September 5, 2002, between the Company, the Trust and the Underwriters identified in Schedule A thereto.

      "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

      SECTION 1.02 Compliance Certificates and Opinions.

      Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Purchase Contract Agent to take any action in accordance with any provision of this Agreement, the Company shall furnish to the Purchase Contract Agent an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Purchase Contract Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

            (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      SECTION 1.03 Form of Documents Delivered to Purchase Contract Agent.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

      SECTION 1.04 Acts of Holders; Record Dates.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Purchase Contract Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01) conclusive in favor of the Purchase Contract Agent and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Purchase Contract Agent deems sufficient.

      (c) The ownership of Securities shall be proved by the Security Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Certificate evidencing such Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Purchase Contract Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

      (e) The Company may set any date as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Securities. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Corporate Units and the Outstanding

Treasury Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Corporate Units or the Treasury Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken prior to or on the applicable Expiration Date by Holders of the requisite number of Outstanding Securities on such record date. Nothing contained in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing contained in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Purchase Contract Agent in writing and to each Holder of Securities in the manner set forth in Section 1.06.

      With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Purchase Contract Agent in writing, and to each Holder of Securities in the manner set forth in Section 1.06, prior to or on the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

      SECTION 1.05 Notices.

      Any notice or communication is duly given if in writing and delivered in Person or mailed by first-class mail (registered or certified, return receipt requested), telecopier (with receipt confirmed) or overnight air courier guaranteeing next day delivery, to the others' address; provided that notice shall be deemed given to the Purchase Contract Agent only upon receipt thereof:

      If to the Purchase Contract Agent:

               Wachovia Bank, National Association
               21 South Street,
               3rd Floor
               Morristown, New Jersey 07960
               Telecopier No.:  973-682-4531
               Attention:  Corporate Trust Bond Administration

      If to the Company:

               Public Service Enterprise Group Incorporated

               80 Park Plaza
               P.O. Box 1171
               Newark, New Jersey 07101
               Telecopier No.:  973-596-6309
               Attention:  Treasurer

      with a copy to:

               Public Service Enterprise Group Incorporated
               80 Park Plaza
               P.O. Box 1171
               Newark, New Jersey 07101
               Telecopier No.:  973-642-5033
               Attention:  Associate General Counsel

      If to the Collateral Agent:

               The Bank of New York 101 Barclay Street New York, New York 10285 Telecopier No.: 212-815-7760
               Attention:  Corporate Trust Administration

      If to the Property Trustee:

               Wachovia Bank, National Association
               21 South Street,
               3rd Floor
               Morristown, New Jersey 07960
               Telecopier No.:  973-682-4531
               Attention:  Corporate Trust Bond Administration

      If to the Indenture Trustee:

               Wachovia Bank, National Association
               21 South Street,
               3rd Floor
               Morristown, New Jersey 07960
               Telecopier No.:  973-682-4531
               Attention:  Corporate Trust Bond Administration

      SECTION 1.06 Notice to Holders; Waiver.

      Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Purchase Contract Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Purchase Contract Agent shall constitute a sufficient notification for every purpose hereunder.

      SECTION 1.07 Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 1.08 Successors and Assigns.

      All covenants and agreements in this Agreement by the Company and the Purchase Contract Agent shall bind their respective successors and assigns, whether so expressed or not. SECTION 1.09 Separability Clause.

      In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

      SECTION 1.10 Benefits of Agreement.

      Nothing contained in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Securities evidenced by their Certificates by their acceptance of delivery of such Certificates.

      SECTION 1.11 Governing Law.

      This Agreement and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

      SECTION 1.12 Legal Holidays.

      In any case where any Payment Date shall not be a Business Day (notwithstanding any other provision of this Agreement or the Securities), Purchase Contract Payments or other distributions shall not be paid on such date, but Purchase Contract Payments or such other distributions shall be paid on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest shall accrue or be payable by the Company or to any Holder for the period from and after any such Payment Date, except that, if such next succeeding Business Day falls the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

      In any case where any Purchase Contract Settlement Date or Early Settlement Date shall not be a Business Day (notwithstanding any other provision of this Agreement or the Securities) Purchase Contracts shall not be performed and Early Settlement shall not be effected on such date, but Purchase Contracts shall be performed or Early Settlement effected, as applicable, on the next succeeding Business Day with the same force and effect as if performed on such Purchase Contract Settlement Date or Early Settlement Date, as applicable.

      SECTION 1.13 Counterparts.

      This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

      SECTION 1.14 Inspection of Agreement.

      A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder or Beneficial Owner.

      SECTION 1.15 Appointment of Financial Institution as Agent for the
Company.

      The Company may appoint a financial institution (which may be the Collateral Agent) to act as its agent in performing its obligations and in accepting and enforcing performance of the obligations of the Purchase Contract Agent and the Holders, under this Agreement and the Purchase Contracts, by giving notice of such appointment in the manner provided in Section 1.05 hereof. Any such appointment shall not relieve the Company in any way from its obligations hereunder.

                                   ARTICLE 2

                                CERTIFICATE FORMS

      SECTION 2.01 Forms of Certificates Generally.

      The Certificates (including the form of Purchase Contract forming part of each Security evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto (in the case of

Certificates evidencing Corporate Units) or Exhibit B hereto (in the case of Certificates evidencing Treasury Units), with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Securities are listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

      The definitive Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Securities evidenced by such Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

      Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

            "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REQUESTED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

      SECTION 2.02 Form of Purchase Contract Agent's Certificate of Authentication.

      The form of the Purchase Contract Agent's certificate of authentication of the Securities shall be in substantially the form set forth on the form of the applicable Certificates.

                                   ARTICLE 3

                                 THE SECURITIES

      SECTION 3.01 Amount; Form and Denominations.

      The aggregate number of Securities evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to 9,200,000, except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Sections 3.04, 3.05, 3.10, 3.13, 3.14, 5.07 or 8.05.

      The Certificates shall be issuable only in registered form and only in denominations of a single Corporate Unit or Treasury Unit and any integral multiple thereof.

      SECTION 3.02 Rights and Obligations Evidenced by the Certificates.

      Each Corporate Units Certificate shall evidence the number of Corporate Units specified therein, with each such Corporate Unit representing (1) the ownership by the Holder thereof of a beneficial interest in a Preferred Security, a Note or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, subject to the Pledge of such Preferred Security, such Note or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent, as attorney-in-fact for, and on behalf of, the Holder of each Corporate Unit shall pledge, pursuant to the Pledge Agreement, the Preferred Security, the Note or the Applicable Ownership Interest (as specified in clause
(A) of the definition of such term) of the Treasury Portfolio, as the case may be, forming a part of such Corporate Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Preferred Security, such Note or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock.

      Upon the formation of a Treasury Unit pursuant to Section 3.13, each Treasury Units Certificate shall evidence the number of Treasury Units specified therein, with each such Treasury Unit representing (1) the ownership by the Holder thereof of a 1/20 undivided beneficial interest in a Treasury Security with a principal amount equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract.

      Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holder of a Security to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as a shareholder of the Company.

      SECTION 3.03 Execution, Authentication, Delivery and Dating.

      Subject to the provisions of Sections 3.13 and 3.14 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Purchase Contract Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Purchase Contract Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

      The Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents. The signature of any of these officers on the Certificates may be manual or facsimile.

      Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

      No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Purchase Contract Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Purchase Contract Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

      Each Certificate shall be dated the date of its authentication.

      No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Purchase Contract Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

      SECTION 3.04 Temporary Certificates.

      Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Corporate Units or Treasury Units, as the case may be, are listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

      If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Securities as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Securities evidenced thereby as definitive Certificates.

      SECTION 3.05 Registration; Registration of Transfer and Exchange.

      The Purchase Contract Agent shall keep at the Corporate Trust Office a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of Certificates and of transfers of Certificates (the Purchase Contract Agent, in such capacity, the "Security Registrar"). The Security Registrar shall record separately the registration and transfer of the Certificates evidencing Corporate Units and Treasury Units.

      Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like number of Corporate Units or Treasury Units, as the case may be.

      At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Corporate Units or Treasury Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

      All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Corporate Units or Treasury Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Corporate Units or Treasury Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Purchase Contract Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Purchase Contract Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Purchase Contract Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.06 and 8.05 not involving any transfer.

      Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate in exchange for any other Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earliest of any Early Settlement Date for such Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

            (i) if the Purchase Contract Settlement Date or an Early Settlement Date with respect to such other Certificate has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Securities evidenced by such other Certificate; or

            (ii) if a Cash Settlement or an Early Settlement Date with respect to such other Certificate shall have occurred, or if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Preferred Securities, the Notes, the Treasury Securities, or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of
      Section 3.15 and Article Five hereof.

      SECTION 3.06 Book-Entry Interests.

      The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or its custodian by, or on behalf of, the Company. The Company hereby designates DTC as the initial Depositary. Such Global Certificates shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in Section 3.09. The Purchase Contract Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.09:

            (i) the provisions of this Section 3.06 shall be in full force and effect;

            (ii) the Company shall be entitled to deal with the Depositary for all purposes of this Agreement (including making Purchase Contract Payments and receiving approvals, votes or consents hereunder) as the Holder of the Securities and the sole holder of the Global Certificates and shall have no obligation to the Beneficial Owners;

            (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this
      Section 3.06 shall control; and

            (iv) the rights of the Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary or the Depositary Participants.

      SECTION 3.07 Notices to Holders.

      Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Securities registered in the name of the Depositary or the nominee of the Depositary, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

      SECTION 3.08 Appointment of Successor Depositary.

      If the Depositary elects to discontinue its services as securities depositary with respect to the Securities, the Company may, in its sole discretion, appoint a successor Depositary with respect to the Securities.

      SECTION 3.09 Definitive Certificates.

      If:

            (i) the Depositary elects to discontinue its services as securities depositary with respect to the Securities and a successor Depositary is not appointed pursuant to Section 3.08 within 90 days after such discontinuance; or

            (ii) the Company elects, after consultation with the Purchase Contract Agent, to terminate the book-entry system for the Securities,

then (x) definitive Certificates shall be prepared by the Company with respect to such Securities and delivered to the Purchase Contract Agent and (y) upon surrender of the Global Certificates representing the Securities by the Depositary, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Depositary. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions. Each definitive Certificate so delivered shall evidence Securities of the same kind and tenor as the Global Certificate so surrendered in respect thereof.

      SECTION 3.10 Mutilated, Destroyed, Lost and Stolen Certificates.

      If any mutilated Certificate is surrendered to the Purchase Contract Agent, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Purchase Contract Agent
(i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Purchase Contract Agent that such Certificate has been acquired by a protected purchaser, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

      Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earliest of any Early Settlement Date for such lost or mutilated Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

            (i) if the Purchase Contract Settlement Date or an Early Settlement Date with respect to such lost or mutilated Certificate has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Securities evidenced by such Certificate; or

            (ii) if a Cash Settlement or an Early Settlement Date with respect to such lost or mutilated Certificate shall have occurred or if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Preferred Securities, the Notes, the Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Section 3.15 and Article Five hereof.

            (iii) Upon the issuance of any new Certificate under this Section, the Company and the Purchase Contract Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Purchase Contract Agent) connected therewith.

      Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Security evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Securities evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

      The provisions of this Section are exclusive and shall preclude, to the extent lawful, all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

      SECTION 3.11 Persons Deemed Owners.

      Prior to due presentment of a Certificate for registration of transfer, the Company and the Purchase Contract Agent, and any agent of the Company or the Purchase Contract Agent, may treat the Person in whose name such Certificate is registered as the owner of the Security evidenced thereby, for the purpose of receiving distributions on the Preferred Securities, the Treasury Securities, the Notes, or on the maturing quarterly interest strips of the Treasury Portfolio, as applicable, receiving Purchase Contract Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any distributions on the Preferred Securities, the Treasury Securities, the Notes, or Treasury Portfolio, as applicable, or Purchase Contract Payments payable on the Purchase Contracts, each constituting a part of the Security evidenced thereby shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Purchase Contract Agent, nor any agent of the Company or the Purchase Contract Agent, shall be affected by notice to the contrary.

      Notwithstanding the foregoing, with respect to any Global Certificate, nothing contained herein shall prevent the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Depositary and the related Beneficial Owner, the operation of customary practices governing the exercise of rights of the Depositary (or its nominee) as Holder of such Global Certificate.

      SECTION 3.12 Cancellation.

      All Certificates surrendered for delivery of shares of Common Stock on or after the Purchase Contract Settlement Date, upon the transfer of Preferred Securities, Notes, the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of that term) of the Treasury Portfolio or Treasury Securities, as the case may be, after the occurrence of a Termination Event or pursuant to an Early Settlement, or upon the registration of transfer or exchange of a Security, or a Collateral Substitution or the reestablishment of Corporate Units shall, if surrendered to any Person other than the Purchase Contract Agent, be delivered to the Purchase Contract Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Purchase Contract Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Purchase Contract Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Purchase Contract Agent shall be disposed of in accordance with its customary practices.

      If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Purchase Contract Agent cancelled or for cancellation.

      SECTION 3.13 Creation of Treasury Units by Substitution of Treasury Securities.

      Subject to the conditions set forth in this Agreement, a Holder may separate the Preferred Securities, the Notes or Applicable Ownership Interests of the Treasury Portfolio, as applicable, from the related Purchase Contracts in respect of such Holder's Corporate Units by substituting for such Preferred Securities, Notes or Applicable Ownership Interests of the Treasury Portfolio, as applicable, Treasury Securities in an aggregate principal amount equal to the aggregate liquidation amount of such Preferred Securities, the principal amount of such Applicable Ownership Interests (as specified in clause (A) of the definition of such term) or the aggregate principal amount of such Notes, as applicable (a "Collateral Substitution"), at any time from and after the date of this Agreement and prior to or on the fifth Business Day (or the second Business Day, if a Successful Initial Remarketing or a Tax Event Redemption Date has occurred) immediately preceding the Purchase Contract Settlement Date. To effect such substitution, the Holder must:

            (1) deposit with the Securities Intermediary Treasury Securities having an aggregate principal amount at maturity equal to the aggregate liquidation amount of the Preferred Securities, the aggregate principal amount of the Notes or the Applicable Ownership Interests (as specified in clause A of such term) of the Treasury Portfolio comprising part of such Corporate Units, as the case may be; and

            (2) transfer the related Corporate Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, (i) stating that the Holder has transferred the relevant amount of Treasury Securities to the Securities Intermediary and (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Preferred Securities, Notes or the Applicable Ownership Interests (as specified in clause A of such term) of the Treasury Portfolio, as the case may be, underlying such Corporate Units, whereupon the Purchase Contract Agent shall promptly provide an instruction to such effect to the Collateral Agent, substantially in the form of Exhibit A to the Pledge Agreement.

      Upon receipt of the Treasury Securities described in clause (1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will cause the Securities Intermediary to effect the release of such Preferred Securities, the Applicable Ownership Interests of the Treasury Portfolio or the Notes, as the case may be, from the Pledge, free and clear of the Company's security interest therein, and the transfer of such Preferred Securities, Applicable Ownership Interests of the Treasury Portfolio or the Notes, as the case may be, to the Purchase Contract Agent on behalf of the Holder. Upon receipt thereof, the Purchase Contract Agent shall promptly:

            (i) cancel the related Corporate Units;

            (ii) transfer the Preferred Securities, the Applicable Ownership Interests of the Treasury Portfolio or the Notes, as the case may be, to the Holder; and

            (iii) authenticate, execute on behalf of such Holder and deliver a Treasury Units Certificate executed by the Company in accordance with
      Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Corporate Units.

      Holders who elect to separate the Preferred Securities, the Applicable Ownership Interests of the Treasury Portfolio or the Notes, as the case may be, from the related Purchase Contracts and to substitute Treasury Securities for such Preferred Securities, the Applicable Ownership Interests of the Treasury Portfolio or the Notes, as the case may be, shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

      Holders may make Collateral Substitutions only in integral multiples of 20 Corporate Units; provided that, if the Treasury Portfolio has replaced the Preferred Securities or the Notes, as the case may be, as a component of the Corporate Units as a result of a Successful Initial Remarketing or a Tax Event Redemption, Holders may make Collateral Substitutions at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, but only in such integral multiples of Corporate Units as will enable the U.S. Treasury securities comprising the Applicable Ownership Interest of the Treasury Portfolio to be released in whole multiples.

      In the event a Holder making a Collateral Substitution pursuant to this
Section 3.13 fails to effect a book-entry transfer of the Corporate Units or fails to deliver Corporate Units Certificates to the Purchase Contract Agent after depositing Treasury Securities with the Collateral Agent, any distributions on the Preferred Securities, the Notes or Applicable Ownership Interests in the Treasury Portfolio, as the case may be, constituting a part of such Corporate Units shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until such Corporate Units are so transferred or the Corporate Units Certificate is so delivered, as the case may be, or, such Holder provides evidence satisfactory to the Company and the Purchase Contract Agent that such Corporate Units

Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company.

      Except as described in this Section 3.13 or in connection with a Cash Settlement, for so long as the Purchase Contract underlying a Corporate Unit remains in effect, such Corporate Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder in respect of the Preferred Securities, the Applicable Ownership Interests of the Treasury Portfolio or the Notes, as the case may be, and the Purchase Contract comprising such Corporate Units may be acquired, and may be transferred and exchanged, only as a Corporate Unit.

      SECTION 3.14 Reestablishment of Corporate Units.

      Subject to the conditions set forth in this Agreement, a Holder of Treasury Units may reestablish Corporate Units at any time prior to or on, subject to the third succeeding paragraph, the fifth Business Day (or the second Business Day, if a Successful Initial Remarketing or a Tax Event Redemption Date has occurred) immediately preceding the Purchase Contract Settlement Date, by:

            (1) depositing with the Securities Intermediary Preferred Securities, Applicable Ownership Interests of the Treasury Portfolio or Notes, as the case may be, (i) in the case of Preferred Securities or Notes, as the case may be, having an aggregate liquidation amount (in the case of Preferred Securities) or aggregate principal amount (in the case of Notes), as the case may be, equal to the aggregate principal amount at maturity of the Treasury Securities comprising part of the Treasury Units and (ii) in the case of Applicable Ownership Interests, such that the portion of such Applicable Ownership Interests described in clause (A) of the definition of such term represents an undivided beneficial ownership interest in principal or interest strips of U.S. treasury securities having an aggregate face amount equal to the aggregate principal amount at maturity of the Treasury Securities comprising part of the Treasury Units; and

            (2) transferring the related Treasury Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto,
                  (i) stating that the Holder has transferred the relevant amount of Preferred Securities, Applicable Ownership Interests of the Treasury Portfolio or Notes, as the case may be, to the Securities Intermediary and (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Treasury Securities underlying such Treasury Units, whereupon the Purchase Contract Agent shall promptly provide an instruction to such effect to the Collateral Agent, substantially in the form of Exhibit C to the Pledge Agreement.

      Upon receipt of the Preferred Securities, Applicable Ownership Interests of the Treasury Portfolio or the Notes, as the case may be, described in clause
(1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the

Collateral Agent will cause the Securities Intermediary to effect the release of the Treasury Securities having a corresponding aggregate principal amount at maturity from the Pledge, free and clear of the Company's security interest therein, and the transfer to the Purchase Contract Agent on behalf of the Holder. Upon receipt thereof, the Purchase Contract Agent shall promptly:

            (i) cancel the related Treasury Units;

            (ii) transfer the Treasury Securities to the Holder; and

            (iii) authenticate, execute on behalf of such Holder and deliver a Corporate Units Certificate executed by the Company in accordance with
      Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Treasury Units.

      Holders who elect to reestablish Corporate Units shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the reestablishment, and the Company shall not be responsible for any such fees or expenses.

      Holders of Treasury Units may only reestablish Corporate Units in integral multiples of 20 Treasury Units, provided that if the Treasury Portfolio has replaced the Preferred Securities or the Notes, as the case may be, as a component of the Corporate Units as a result of a Successful Initial Remarketing or a Tax Event Redemption, Holders may convert their Treasury Units into Corporate Units by making Collateral Substitutions at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, but only in such integral multiples of Treasury Units as will enable the U.S. Treasury securities comprising the Applicable Ownership Interest of the Treasury Portfolio to be purchased in whole multiples.

      Except as provided in this Section 3.14 or in connection with a Cash Settlement or an Early Settlement pursuant to either Section 5.04(b)(2) or
Section 5.07, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts and the rights and obligations of the Holder of such Treasury Unit in respect of the 1/20 of a Treasury Security and the Purchase Contract comprising such Treasury Unit may be acquired, and may be transferred and exchanged, only as a Treasury Unit.

      SECTION 3.15 Transfer of Collateral upon Occurrence of Termination Event.

      Upon the occurrence of a Termination Event and the transfer to the Purchase Contract Agent of the Preferred Securities, the Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or the Treasury Securities, as the case may be, underlying the Corporate Units and the Treasury Units, as the case may be, pursuant to the terms of the Pledge Agreement, the Purchase Contract Agent shall request transfer instructions with respect to such Preferred Securities, Notes, appropriate Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, from each Holder by written request, substantially in the form of Exhibit D hereto, mailed to such Holder at its address as it appears in the Security Register.

      Upon book-entry transfer of the Corporate Units or the Treasury Units or delivery of a Corporate Units Certificate or Treasury Units Certificate to the Purchase Contract Agent with such transfer instructions, the Purchase Contract Agent shall transfer the Preferred Securities, the Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or the Treasury Securities, as the case may be, underlying such Corporate Units or Treasury Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Corporate Units or Treasury Units fails to effect such transfer or delivery, the Preferred Securities, Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, underlying such Corporate Units or Treasury Units, as the case may be, and any distributions thereon, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until the earlier to occur of:

            (i) the transfer of such Corporate Units or Treasury Units or surrender of the Corporate Units Certificate or Treasury Units Certificate or receipt by the Company and the Purchase Contract Agent from such Holder of satisfactory evidence that such Corporate Units Certificate or Treasury Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company; and

            (ii) the expiration of the time period specified in the abandoned property laws of the relevant State in which the Purchase Contract Agent holds such property.

      SECTION 3.16 No Consent to Assumption.

      Each Holder of a Security, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company or its trustee, receiver, liquidator or a person or entity performing similar functions in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or Federal law providing for reorganization or liquidation.

                                   ARTICLE 4

            The Preferred Securities, Notes and Applicable Ownership
                       Interest of the Treasury Portfolio

      SECTION 4.01 Distributions or Interest Payments; Rights to Distributions or Interest Payments Preserved.

      Any distribution on any Preferred Security or any interest payment on any Note or on the appropriate Applicable Ownership Interest of the Treasury Portfolio (as specified in clause (B) of the definition thereof), as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Purchase Contract Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Corporate Units Certificates) of which such Preferred

Security, Note or appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, is registered at the close of business on the Record Date for such Payment Date. Any such distribution, other than a distribution in respect of the Applicable Ownership Interest in the Treasury Portfolio (as specified in clause (B) of the definition thereof), shall be subject to deferral at the option of the Company in accordance with the Indenture and the Declaration.

      Each Corporate Units Certificate evidencing Preferred Securities, Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Corporate Units Certificate shall carry the right to accrued and unpaid interest or distributions, and to accrue interest or distributions, which were carried by the Preferred Securities, the Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio underlying such other Corporate Units Certificate.

      In the case of any Corporate Units with respect to which Cash Settlement of the underlying Purchase Contract is properly effected pursuant to Section
5.02 hereof, or with respect to which Early Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.04(b)(2) or Section
5.07 hereof, or with respect to which a Collateral Substitution is effected, in each case on a date that is after any Record Date and prior to or on the next succeeding Payment Date, distributions on the Preferred Securities, the Notes or on the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, underlying such Corporate Units otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement or Early Settlement or Collateral Substitution, and such distributions shall, subject to receipt thereof by the Purchase Contract Agent, be payable to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Corporate Units Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Corporate Units with respect to which Cash Settlement or Early Settlement of the underlying Purchase Contract is properly effected, or with respect to which a Collateral Substitution has been effected, distributions on the related Preferred Securities, Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, that would otherwise be payable after the Purchase Contract Settlement Date, Early Settlement Date or the date of the Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Corporate Units; provided, however, that to the extent that such Holder continues to hold separated Preferred Securities or Notes that formerly comprised a part of such Holder's Corporate Units, such Holder shall be entitled to receive distributions on such separated Preferred Securities or Notes.

      SECTION 4.02 Notice and Voting.

      Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Preferred Securities or Pledged Notes, but only to the extent instructed in writing by the Holders as described below. Upon receipt of notice of any meeting at which holders of Preferred Securities or Notes are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Preferred

Securities or Notes, the Purchase Contract Agent shall, as soon as practicable thereafter, mail, first class, postage pre-paid, to the Holders of Corporate Units a notice:

            (i) containing such information as is contained in the notice or solicitation;

            (ii) stating that each Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities or Notes, as the case may be, entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to such Preferred Securities or Notes underlying their Corporate Units; and

            (iii) stating the manner in which such instructions may be given.

Upon the written request of the Holders of Corporate Units on such record date received by the Purchase Contract Agent at least six days prior to such meeting, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities or Notes, as the case may be, as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate Unit, the Purchase Contract Agent shall abstain from voting the Preferred Securities or Notes underlying such Corporate Unit. The Company hereby agrees, if applicable, to solicit Holders of Corporate Units to timely instruct the Purchase Contract Agent in order to enable the Purchase Contract Agent to vote such Preferred Securities or Notes and the Trust shall covenant to this effect in the Declaration.

      SECTION 4.03 Distribution of Notes; Tax Event Redemption.

      (a) Upon the dissolution and liquidation of the Trust in accordance with the Declaration, an aggregate principal amount of Notes constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate liquidation amount of the Pledged Preferred Securities shall be delivered to the Securities Intermediary in exchange for the Pledged Preferred Securities. Thereafter, the Notes will be substituted for the Pledged Preferred Securities as the Collateral, and will be held by the Securities Intermediary in the Collateral Account in accordance with the terms of the Pledge Agreement to secure the obligations of each Holder of a Corporate Unit to purchase the Common Stock of the Company under the Purchase Contracts constituting a part of such Corporate Unit.

      (b) Intentionally Omitted.

      (c) Following the dissolution and liquidation of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Notes or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, as the Holders and the Collateral Agent had in respect of the Preferred Securities subject to the Pledge thereof as provided in the Pledge Agreement. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the dissolution and liquidation of the Trust and the substitution of Notes or the Applicable

Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, for Preferred Securities as Collateral.

      (d) Upon the occurrence of a Tax Event Redemption Date prior to the Initial Reset Date, or in the event of a Failed Initial Remarketing, prior to the Purchase Contract Settlement Date, an amount equal to the Redemption Amount, plus any accumulated and unpaid distributions or accrued and unpaid interest, as the case may be, payable on the Tax Event Redemption Date with respect to the Applicable Principal Amount or the principal amount of the Notes that are components of Corporate Units, as the case may be, shall be deposited in the Collateral Account in exchange for the Pledged Preferred Securities or the Pledged Notes, as the case may be. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent shall cause the Securities Intermediary to apply an amount of such funds equal to the Redemption Amount to purchase on behalf of the Holders of Corporate Units the Treasury Portfolio and promptly remit the remaining portion of such funds to the Purchase Contract Agent for payment to the Holders of such Corporate Units. The Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio will be substituted as Collateral for the Pledged Preferred Securities or the Pledged Notes, as the case may be, and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of a Corporate Unit to purchase the Common Stock of the Company under the Purchase Contract constituting a part of such Corporate Unit.

      (e) Following the occurrence of a Tax Event Redemption Date prior to the Purchase Contract Settlement Date, the Holders of Corporate Units and the Collateral Agent shall have such security interest rights and obligations with respect to the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio as the Holders of Corporate Units and the Collateral Agent had in respect of the Preferred Securities or Notes, as the case may be, subject to the Pledge thereof as provided in the Pledge Agreement, and any reference herein to the Preferred Securities or the Notes shall be deemed to be a reference to such Treasury Portfolio. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the liquidation of the Trust and the substitution of the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio for Preferred Securities or Notes as Collateral.

                                   ARTICLE 5

                             The Purchase Contracts

      SECTION 5.01 Purchase of Shares of Common Stock.

      (a) Each Purchase Contract shall obligate the Holder of the related Security to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock (subject to Section 5.09) equal to the Settlement Rate unless an Early Settlement has occurred in accordance with
Section 5.04(b)(2) or 5.07 hereof or, prior to or on the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to such Purchase Contract. The "Settlement Rate" is equal to:

            (i) if the Applicable Market Value (as defined below) is greater than or equal to $40.2480 (the "Threshold Appreciation Price"), 1.2423 shares of Common Stock per Purchase Contract;

            (ii) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $33.54 (the "Reference Price"), the number of shares of Common Stock per Purchase Contract having a value equal to the Stated Amount divided by the Applicable Market Value; and

            (iii) if the Applicable Market Value is less than or equal to the Reference Price, 1.4908 shares of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in Section 5.04 (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

      The "Applicable Market Value" means the average of the Closing Prices per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

      The "Closing Price" per share of Common Stock on any date of determination means:

            (i) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

            (ii) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed;

            (iii) if the Common Stock is not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by The Nasdaq Stock Market;

            (iv) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

            (v) if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

      A "Trading Day" means a day on which the Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

      (b) Each Holder of a Corporate Unit or a Treasury Unit, by its acceptance thereof:

            (i) irrevocably authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contract on its behalf as its agent and attorney-in-fact (including, without limitation, the execution of Certificates on behalf of such Holder);

            (ii) agrees to be bound by the terms and provisions thereof;

            (iii) covenants and agrees to perform its obligations under such Purchase Contract;

            (iv) consents to the provisions hereof;

            (v) irrevocably authorizes the Purchase Contract Agent to enter into and perform this Agreement and the Pledge Agreement on its behalf as its attorney-in-fact;

            (vi) consents to, and agrees to be bound by, the Pledge of such Holder's right, title and interest in and to the Collateral Account, including the Preferred Securities, the Notes, the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or the Treasury Securities pursuant to the Pledge Agreement;

            (vii) agrees to treat itself as the owner, for United States federal income tax purposes, of the applicable interest in the Collateral Account, including the Preferred Securities, the Notes and the Applicable Ownership Interest of the Treasury Portfolio or the Treasury Securities; and

            (viii) agrees to treat the Notes as indebtedness for all United States federal income tax purposes,

provided that upon a Termination Event, the rights of the Holder of such Security under the Purchase Contract may be enforced without regard to any other rights or obligations.

      (c) Each Holder of a Corporate Unit or a Treasury Unit, by its acceptance thereof, further covenants and agrees, that to the extent and in the manner provided in Section 5.02 and the Pledge Agreement, but subject to the terms thereof, proceeds of the Preferred Securities, the Notes, the Treasury Securities or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as applicable, on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

      (d) Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) by the terms of this

Agreement, the Purchase Contracts underlying such Certificate, the Pledge Agreement and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificate so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

      SECTION 5.02 Initial and Secondary Remarketing; Payment of Purchase Price.

      (a) (i) Unless a Tax Event Redemption has occurred, the Company shall engage Merrill Lynch, Pierce, Fenner & Smith Incorporated as remarketing agent (the "Remarketing Agent") pursuant to the Remarketing Agreement (and subject to removal as provided in the Remarketing Agreement) to sell the Preferred Securities or Notes referred to in the next succeeding sentence in the Initial Remarketing on the third Business Day immediately preceding the Initial Reset Date. In order to facilitate the Initial Remarketing, the Purchase Contract Agent and the Custodial Agent shall notify the Remarketing Agent, by 11:00 a.m. (New York City time), on the Business Day immediately preceding the Initial Remarketing Date, of the aggregate liquidation amount of Preferred Securities or aggregate principal amount of Notes, as the case may be, that are part of Corporate Units and the aggregate liquidation amount or aggregate principal amount, as the case may be, of Separate Preferred Securities or Notes that are to be remarketed pursuant to clause (ii) below. Concurrently, the Collateral Agent, pursuant to the terms of the Pledge Agreement, or the Custodial Agent, pursuant to clause (ii) below, will present for Remarketing such Notes to the Remarketing Agent. Upon receipt of such notice from the Purchase Contract Agent and the Custodial Agent and such Preferred Securities or Notes from the Collateral Agent and the Custodial Agent, the Remarketing Agent will, on the Initial Remarketing Date, use its reasonable efforts to remarket such Preferred Securities or Notes on such date at a price of approximately 100.25% (but not less than 100%) of the sum of the Treasury Portfolio Purchase Price, the Separate Preferred Securities or Notes Purchase Price, and deferred and unpaid distributions or interest, if any, on the Preferred Securities or Notes, as the case may be. If the Remarketing Agent is able to remarket the Preferred Securities or Notes at a price equal to or greater than 100% of the sum of the Treasury Portfolio Purchase Price, the Separate Preferred Securities or Notes Purchase Price and deferred and unpaid distributions or interest, if any, on the Preferred Securities or Notes, as the case may be (a "Successful Initial Remarketing"), the portion of the proceeds from such Successful Initial Remarketing equal to the Treasury Portfolio Purchase Price will be applied to purchase the Treasury Portfolio. In addition, the Remarketing Agent may deduct as a remarketing fee (the "Remarketing Fee") an amount not exceeding 25 basis points (0.25%) of the sum of the Treasury Portfolio Purchase Price, the Separate Preferred Securities or Notes Purchase Price and deferred and unpaid distributions or interest, if any, on the Preferred Securities or Notes, as the case may be, from any amount of such proceeds in excess of the sum of the Treasury Portfolio Purchase Price, the Separate Preferred Securities or Notes Purchase Price and deferred and unpaid distributions or interest, if any, on the Preferred Securities or Notes, as the case may be. With respect to Separate Preferred Securities or Notes, any proceeds of the Initial Remarketing in excess of the Remarketing Fee attributable to the Separate Preferred Securities or Notes will be remitted to the Custodial Agent for payment to the holders of Separate Preferred Securities or Notes. With respect to Preferred Securities or Notes that are part of Corporate Units, any proceeds of the Initial Remarketing in excess of the sum of the Treasury Portfolio Purchase Price and the

Remarketing Fee with respect to such Preferred Securities or Notes will be remitted to the Purchase Contract Agent for payment to the Holders of the related Corporate Units. Neither the Company nor any Corporate Unit Holders whose Preferred Securities or Notes are so remarketed will otherwise be responsible for the payment of any Remarketing Fee in connection therewith. The Treasury Portfolio will be substituted for the Preferred Securities or Notes of Holders of Corporate Units and the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio will be pledged to the Collateral Agent to secure the Corporate Unit Holders' obligation to pay the Purchase Price for the Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. Following the occurrence of a Successful Initial Remarketing, the Holders of Corporate Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Applicable Ownership Interests (as specified in clause (A) of the definition of such term) in the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Preferred Securities or Notes, subject to the Pledge thereof as provided in the Pledge Agreement, and any reference herein or in the Certificates to the Preferred Securities or Notes shall be deemed to be a reference to such Applicable Ownership Interests in the Treasury Portfolio and any reference herein or in the Certificates to distributions or interest on the Preferred Securities or Notes, respectively, shall be deemed to be a reference to corresponding distributions on such Applicable Ownership Interests in the Treasury Portfolio. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of such Applicable Ownership Interests in the Treasury Portfolio for Preferred Securities or Notes as Collateral.

      If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the related Preferred Securities or Notes in the Initial Remarketing (other than to the Company) at a price not less than 100% of the sum of the Treasury Portfolio Purchase Price, the Separate Preferred Securities or Notes Purchase Price and deferred and unpaid distributions or interest, if any, on the Preferred Securities or Notes, as the case may be, or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the Remarketing will be deemed to have failed (a "Failed Initial Remarketing"). The Company will cause a notice of a Failed Initial Remarketing to be published on the Business Day immediately following the Initial Remarketing Date in a newspaper published each business day in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal.

            (ii) A holder of a Preferred Security or a Note that is no longer part of a Corporate Unit may elect to have such Preferred Security or Note remarketed in the Initial Remarketing. A holder making such an election must notify the Custodial Agent on or prior to 5:00 p.m. on the second Business Day immediately preceding the Initial Remarketing Date (but in no event earlier than the Payment Date next preceding the Initial Remarketing
      Date) of the aggregate liquidation amount or aggregate principal amount of Preferred Securities or Notes that are not part of Corporate Units to be remarketed and deliver such Preferred Securities or Notes to the Custodial Agent at that time. Any such notice will be irrevocable (provided that, holders of such Preferred Securities or Notes may withdraw any such notice on or prior to the second Business Day preceding the Initial Remarketing
      Date) and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing. By 11:00 a.m. (New York City time) on the Business Day immediately preceding the Initial Remarketing Date, the Custodial Agent shall cause such Preferred Securities or Notes to be presented to the Remarketing Agent for Remarketing.

            (iii) Not later than 7 calendar days nor more than 15 calendar days prior to the Initial Remarketing Date, the Company shall request the Depositary to notify the Beneficial Owners or Depositary Participants holding Securities of the procedures to be followed in the Initial Remarketing.

            (iv) If required by applicable law, the Company agrees to endeavor to ensure that a registration statement with regard to the full amount of the Preferred Securities or Notes to be remarketed in the Initial Remarketing shall be effective with the Securities Exchange Commission in a form that will enable the Remarketing Agent to rely on it in connection with the Initial Remarketing.

      (b) (i) Unless a Tax Event Redemption Date, Successful Initial Remarketing, Termination Event or Early Settlement has occurred, each Holder who intends to pay in cash to satisfy such Holder's obligations under the Purchase Contract on the Purchase Contract Settlement Date shall notify the Purchase Contract Agent by use of a notice in substantially the form of Exhibit E hereto of his intention to pay in cash ("Cash Settlement") the Purchase Price for the shares of Common Stock to be purchased pursuant to the related Purchase Contract. Such notice shall be given prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date. Prior to 11:00 a.m. (New York City time) on the next succeeding Business Day, the Purchase Contract Agent shall notify the Collateral Agent and the Property Trustee or the Indenture Trustee, as the case may be, of the receipt of such notices from Holders intending to make a Cash Settlement.

            (ii) A Holder of a Corporate Unit who has so notified the Purchase Contract Agent of his intention to effect a Cash Settlement in accordance with paragraph 5.02(b)(i) above shall pay the Purchase Price to the Securities Intermediary for deposit in the Collateral Account at or prior to 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date, in lawful money of the United States by certified or cashiers' check, or wire transfer of immediately available funds payable to or upon the order of the Securities Intermediary. Any cash received by the Collateral Agent shall be invested promptly by the Securities Intermediary in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contracts in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Securities Intermediary in respect of the investment earnings from such Permitted Investments in excess of the Purchase Price for the shares of Common Stock to be purchased by such Holder shall be distributed to the Purchase Contract Agent when received for payment to the Holder.

            (iii) If a Holder of a Corporate Unit fails to notify the Purchase Contract Agent of his intention to make a Cash Settlement in accordance with paragraph 5.02(b)(i) above, such Holder shall be deemed to have consented to the disposition of the Pledged

      Preferred Securities or the Pledged Notes pursuant to the Secondary Remarketing as described in paragraph 5.02(c) below.

            (iv) Promptly after 11:00 a.m. (New York City time) on the fourth Business Day preceding the Purchase Contract Settlement Date, the Purchase Contract Agent, based on notices received by the Purchase Contract Agent pursuant to Section 5.02(b) hereof, shall notify the Collateral Agent and the Property Trustee or the Indenture Trustee, as applicable, of the aggregate liquidation amount of Preferred Securities or aggregate principal amount of Notes to be tendered for purchase in the Remarketing in a notice substantially in the form of Exhibit F hereto.

            (v) Not later than 7 calendar days nor more than 15 calendar days prior to the Secondary Remarketing Date, the Company shall request the Depositary to notify the Beneficial Owners or Depositary Participants holding Securities of the procedures to be followed in the Secondary Remarketing.

            (vi) If required by applicable law, the Company agrees to endeavor to ensure that a registration statement with regard to the full amount of the Preferred Securities or Notes to be remarketed in the Remarketing shall be effective with the Securities Exchange Commission in a form that will enable the Remarketing Agent to rely on it in connection with the Secondary Remarketing.

      (c) (i) Unless a Tax Event Redemption or a Successful Initial Remarketing has occurred, the Preferred Securities or Notes of Corporate Unit Holders who have not notified the Purchase Contract Agent of their intention to effect a Cash Settlement as provided in paragraph 5.02(b)(i) above will be sold by the Remarketing Agent (the "Secondary Remarketing") on the third Business Day immediately preceding the Purchase Contract Settlement Date (the "Secondary Remarketing Date"). In order to facilitate the Secondary Remarketing, the Purchase Contract Agent, based on the notices specified in Section 5.02(b)(iv), and the Custodial Agent, based on the notices specified in Section 5.02(c)(ii), shall notify the Remarketing Agent, by 11:00 a.m. (New York City time) on the Business Day immediately preceding the Secondary Remarketing Date, of the aggregate liquidation amount of Preferred Securities or aggregate principal amount of Notes, as the case may be, that are part of Corporate Units and of the aggregate liquidation amount of Preferred Securities or aggregate principal amount of Notes, as the case may be, that are no longer part of Corporate Units that are to be remarketed pursuant to clause (ii) below. Concurrently, the Collateral Agent in its capacity as such or as Custodial Agent, pursuant to the terms of the Pledge Agreement, shall cause such Preferred Securities or Notes to be presented to the Remarketing Agent for Remarketing.

            (ii) A holder of a Preferred Security or a Note that is no longer part of a Corporate Unit may elect to have such Preferred Security or Note remarketed. A holder making such an election must notify the Custodial Agent and deliver such Preferred Securities or Notes to the Custodial Agent on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date (but in no event earlier than the Payment Date next preceding the Secondary Remarketing Date), of the aggregate number of Preferred Securities or Notes that are not part of Corporate Units to be remarketed. Any such notice will be irrevocable (provided that, holders of such Preferred Securities or Notes may withdraw any such notice on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date) and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing. By 11:00 a.m. (New York City time) on the Business Day immediately preceding the Secondary Remarketing Date, the Custodial Agent shall cause such Preferred Securities or Notes to be presented to the Remarketing Agent for Remarketing.

            (iii) Upon receipt of such notice from the Purchase Contract Agent and the Custodial Agent and such Preferred Securities or Notes from the Collateral Agent and the Custodial Agent, as set forth in clauses (i) and
      (ii) above, the Remarketing Agent shall, on the Secondary Remarketing Date, use reasonable efforts to remarket such Preferred Securities or Notes on such date at a price equal to 100.25% (but not less than 100%) of the aggregate liquidation amount of Preferred Securities or aggregate principal amount of such Notes, as the case may be, plus deferred and unpaid distributions or interest, if any, thereon, as provided in the Remarketing Agreement. If the Remarketing Agent is able to remarket the Preferred Securities or Notes at a price equal to or greater than 100% of the aggregate liquidation amount of Preferred Securities or aggregate principal amount of Notes plus deferred and unpaid distributions or interest, if any, thereon (a "Successful Secondary Remarketing"), the Remarketing Agent will remit the proceeds from such Successful Secondary Remarketing to the Collateral Agent; provided that the Remarketing Agent may deduct as the Remarketing Fee an amount not exceeding 25 basis points (0.25%) of the aggregate liquidation amount of the remarketed Preferred Securities or aggregate principal amount of the remarketed Notes, as the case may be, from any amount of the proceeds of a Successful Secondary Remarketing in excess of the aggregate liquidation amount of remarketed Preferred Securities or aggregate principal amount of the remarketed Notes, plus deferred and unpaid distributions or interest, if any, thereon. The proceeds from the Remarketing remitted to the Collateral Agent shall be invested by the Collateral Agent in Permitted Investments, in accordance with the Pledge Agreement, and then applied to satisfy in full such Corporate Unit Holders' obligations to pay the Purchase Price for the shares of Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. Any proceeds in excess of those required to pay the Purchase Price and the Remarketing Fee will be remitted to the Purchase Contract Agent for payment to the Holders of the related Corporate Units. Corporate Unit Holders whose Preferred Securities or Notes are so remarketed will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith. With respect to Separate Preferred Securities or Notes, any proceeds of the Secondary Remarketing in excess of the Remarketing Fee attributable to the Separate Preferred Securities or Notes will be remitted to the Custodial Agent for payment to the holders of Separate Preferred Securities or Notes.

            (iv) If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the related Preferred Securities or Notes of such Holders of Corporate Units at a price not less than 100.0% of their aggregate liquidation amount or aggregate principal amount, as the case may be, plus the amount of any deferred and unpaid distributions or interest or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the Remarketing will be deemed to have failed (a "Failed Secondary Remarketing"), an event of default shall be deemed to have occurred under this Agreement and the Pledge Agreement and in accordance with the terms of the Pledge Agreement, the Collateral Agent, for the benefit of the Company, shall exercise its rights as a secured party with respect to such Preferred Securities or Notes, including, without limitation, those actions specified in paragraph 5.02(d) below; provided, that if upon a Failed Secondary Remarketing the Collateral Agent exercises such rights for the benefit of the Company with respect to such Preferred Securities or Notes, any accrued and unpaid distributions on such Preferred Securities or interest on such Notes shall become payable by the Company to the Purchase Contract Agent for payment to the Beneficial Owner of the Corporate Units to which such Notes relate. The Company shall cause a notice of such Failed Secondary Remarketing to be published on the second Business Day immediately preceding the Purchase Contract Settlement Date in a newspaper published each business day in the English language of general circulation in the City of New York, which is expected to be The Wall Street Journal and such notice shall include the procedures that must be followed if a Holder of Preferred Securities or Notes, as the case may be, wishes to exercise its rights to put the Preferred Securities or Notes to the Trust or the Company, as the case may be, following a Failed Secondary Remarketing, as set forth in the Declaration and Indenture.

      (d) With respect to any (i) Preferred Securities or Notes which are subject to a Failed Secondary Remarketing or (ii) any Preferred Securities or Notes which are components of Corporate Units with respect to which the Holder notified the Purchase Contract Agent as provided in Section 5.02(b)(i) of his intention to pay the Purchase Price in cash, but failed to make such payment as required by Section 5.02(b)(ii), in each case, resulting in an event of default under this Agreement, the Collateral Agent for the benefit of the Company reserves all of its rights as a secured party with respect thereto and, subject to applicable law and paragraph 5.02(h) below, shall, in full satisfaction of the Holders' obligations under the Purchase Contracts among other things, (i) retain the Preferred Securities or Notes, (ii) sell the Preferred Securities or Notes in one or more public or private sales or (iii) take, or choose not to take, any other action with respect to the Preferred Securities or the Notes, which in every case specified in (i), (ii) and (iii) shall constitute payment in full for the aggregate Purchase Price for the shares of Common Stock to be purchased under the Purchase Contracts.

      (e) (i) Unless a Holder of a Corporate Unit (if a Tax Event Redemption Date or a Successful Initial Remarketing has occurred) or a Treasury Unit effects an Early Settlement of the underlying Purchase Contract through the early delivery of cash to the Purchase Contract Agent in the manner described in
Section 5.07, each Holder of a Corporate Unit (if a Tax Event Redemption Date or a Successful Initial Remarketing has occurred) or a Treasury Unit who intends to pay in cash shall notify the Purchase Contract Agent by use of a notice in substantially the form of Exhibit E hereto of his intention to pay in cash the Purchase Price for the shares of Common Stock to be purchased pursuant to the related Purchase Contract. Such notice shall be given prior to 5:00 p.m. (New York City time) on the second Business Day immediately preceding the Purchase Contract Settlement Date. Prior to 11:00 a.m. (New York City time) on the next succeeding Business Day, the Purchase Contract Agent shall notify the Collateral Agent of the receipt of such notices from such Holders intending to make a Cash Settlement. Treasury Unit Holders may make Cash Settlements only in integral multiples of 20 Treasury Units.

            (ii) A Holder of a Corporate Unit (if a Tax Event Redemption Date or a Successful Initial Remarketing has occurred) or a Treasury Unit who has so notified the Purchase Contract Agent of his intention to make a Cash Settlement in accordance with paragraph 5.02(e)(i) above shall pay the Purchase Price to the Securities Intermediary for deposit in the Collateral Account prior to 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date, in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Securities Intermediary. Any cash received by the Collateral Agent shall be invested promptly by the Securities Intermediary in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Securities Intermediary in respect of the investment earnings from the investment in such Permitted Investments in excess of the Purchase Price for the shares of Common Stock to be purchased by such Holder shall be distributed to the Purchase Contract Agent when received for payment to the Holder.

            (iii) If a Holder of a Corporate Unit (if a Tax Event Redemption Date or a Successful Initial Remarketing has occurred) or a Treasury Unit fails to notify the Purchase Contract Agent of his intention to make a Cash Settlement in accordance with paragraph 5.02(e)(i) above, or does notify the Purchase Contract Agent as provided in paragraph 5.02(e)(i) above of his intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.02(e)(ii) above, then upon the maturity of the Pledged Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio held by the Securities Intermediary on the Business Day immediately preceding the Purchase Contract Settlement Date, the principal amount of the Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause
      (A) of the definition of such term) of the Treasury Portfolio received by the Securities Intermediary shall be invested promptly in Permitted Investments. On the Purchase Contract Settlement Date, an amount equal to the Purchase Price shall be remitted to the Company as payment thereof without receiving any instructions from the Holder. In the event the sum of the proceeds from the related Pledged Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio and the investment earnings earned from such investments is in excess of the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall cause the Securities Intermediary to distribute such excess to the Purchase Contract Agent for the benefit of the Holder of the related Treasury Units or Corporate Units when received.

      (f) Any distribution to Holders of any payments described above shall be payable at the office of the Purchase Contract Agent in New York City maintained for that purpose or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register.

      (g) Upon Cash Settlement of any Purchase Contract:

            (i) the Collateral Agent will in accordance with the terms of the Pledge Agreement cause the Pledged Preferred Securities, Pledged Notes, the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or the Pledged Treasury Securities, as the case may be, underlying the relevant Security to be released from the Pledge, free and clear of any security interest of the Company, and transferred to the Purchase Contract Agent for delivery to the Holder thereof or its designee as soon as practicable; and

            (ii) subject to the receipt thereof, the Purchase Contract Agent shall, by book-entry transfer or other appropriate procedures, in accordance with written instructions provided by the Holder thereof, transfer such Preferred Securities, Notes, or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or such Treasury Securities, as the case may be (or, if no such instructions are given to the Purchase Contract Agent by the Holder, the Purchase Contract Agent shall hold such Preferred Securities, Notes, or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or such Treasury Securities, as the case may be, and any interest payment thereon, in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder until the expiration of the time period specified in the abandoned property laws of the relevant state where such property is held).

      (h) The obligations of the Holders to pay the Purchase Price are non-recourse obligations and, except to the extent satisfied by Early Settlement or Cash Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between the proceeds of the disposition of Collateral and the Purchase Price.

      (i) The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates thereof to the Holder of the related Security unless the Company shall have received payment in full for the aggregate Purchase Price for the Common Stock to be purchased thereunder in the manner herein set forth.

      SECTION 5.03 Issuance of Shares of Common Stock.

      Unless a Termination Event or an Early Settlement shall have occurred, subject to Section 5.04(b), on the Purchase Contract Settlement Date upon receipt of the aggregate Purchase Price payable on all Outstanding Securities, the Company shall issue and deposit with the Purchase Contract Agent, for the benefit of the Holders of the Outstanding Securities, one or more certificates representing newly issued shares of Common Stock registered in the name of the Purchase Contract Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Purchase Contract Settlement Date and any cash in lieu of fractional shares required by Section 5.09, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder.

      Subject to the foregoing, upon surrender of a Certificate to the Purchase Contract Agent on or after the Purchase Contract Settlement Date or Early Settlement Date, as the case may be, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive forthwith in exchange therefor a certificate representing that number of newly issued whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article Five (after taking into account all Securities then held by such Holder), together with cash in lieu of fractional shares as provided in Section 5.09 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Purchase Contract Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

      SECTION 5.04 Adjustment of Settlement Rate.

      (a) Adjustments for Dividends, Distributions, Stock Splits, Etc.

      (1) In case the Company shall pay or make a dividend or other distribution on Common Stock in Common Stock, the Settlement Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which:

            (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination; and

            (ii) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution,

such increase to become effective immediately after the opening of business on the Business Day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company agrees that it shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

      (2) In case the Company shall, after the date hereof, issue rights, warrants or options to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Securities upon settlement of the Purchase Contracts underlying such Securities), other than pursuant to any dividend reinvestment plans, entitling them, for a period expiring within 45 days after the record date for the determination of shareholders entitled to receive such rights, warrants or options, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock on the date of announcement of such issuance, the Settlement Rate in effect at the opening of business on the Business Day following the date of such announcement shall be increased by dividing such Settlement Rate by a fraction of which:

            (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price; and

            (ii) the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the Business Day following the date of such announcement. The Company agrees that it shall notify the Purchase Contract Agent if any issuance of such rights, warrants or options is cancelled or not completed following the announcement thereof and the Settlement Rate shall thereupon be readjusted to the Settlement Rate in effect immediately prior to the date of such announcement. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company agrees that it shall not issue any such rights, warrants or options in respect of shares of Common Stock held in the treasury of the Company.

      (3) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the Business Day following the day upon which such subdivision, split or combination becomes effective.

      (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights, warrants or options referred to in paragraph (2) of this Section 5.04(a), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph
(1) of this Section 5.04(a)), the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which:

            (i) the numerator shall be the Current Market Price per share of Common Stock on the date fixed for such determination less the then fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock; and

            (ii) the denominator shall be such Current Market Price per share of Common Stock,

such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section 5.04(a) shall not be applicable. In the event that such dividend or distribution is not so paid or made, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such dividend or distribution had not been declared.

      (5) In case the Company shall, (I) by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.04(b) applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (II) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made and (III) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender or exchange offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of the distribution described in clause (I) above and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution multiplied by the number of shares of Common Stock outstanding on such date, then, in each such case, the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on such record date by a fraction of which:

            (i) the numerator shall be the Current Market Price of Common Stock on the record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock; and

            (ii) the denominator shall be the Current Market Price of Common Stock,

such increase to be effective immediately prior to the opening of business on the day following the record date; provided, however, that in the event the portion of cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of Common Stock on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of a Security shall have the right to receive upon settlement of the Securities the amount of cash such Holder would have received had such Holder settled each Security on the record date. In the event that such dividend or distribution is not so paid or made, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such dividend or distribution had not been declared.

      (6) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares (as herein defined) of (I) an aggregate consideration having a fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution) that combined together with the aggregate of the cash plus the fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to this paragraph (6) has been made, and
(II) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (6) has been made, exceeds 15% of the product of the Current Market Price per share of Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate immediately prior to the close of business on the date of the Expiration Time by a fraction:

            (i) the numerator of which shall be equal to (A) the product of (I) the Current Market Price per share of Common Stock on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the transactions described in clauses (I) and (II) above (assuming in the case of clause (I) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares); and

            (ii) the denominator of which shall be equal to the product of (A) the Current Market Price per share of Common Stock as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

      (7) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.04(b) applies) shall be deemed to involve:

            (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this Section); and

            (ii) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph
      (3) of this Section).

      (8) The "Current Market Price" per share of Common Stock on any date of determination means the average of the daily Closing Prices for the ten consecutive Trading Days selected by the Company ending not later than the earlier of such date of determination and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

      (9) All adjustments to the Settlement Rate shall be calculated by the Company to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If any announcement of an issuance of rights, warrants or options or the declaration of a date fixed for determination of shareholders entitled to receive a dividend or distribution requiring adjustment pursuant to this Section 5.04(a) shall subsequently be canceled by the

Company, or such dividend, distribution or issuance shall fail to receive requisite approval or fail to occur, the Settlement Rate shall be readjusted to the Settlement Rate which would then have been in effect had adjustment for such event not been made. If an adjustment is made to the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.04(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (i), (ii) or (iii) of the definition of Settlement Rate in
Section 5.01 will apply on the Purchase Contract Settlement Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction of which the numerator shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.04(a) and the denominator shall be the Settlement Rate immediately prior to such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4), (5), (6), (7) or
(10) of this Section 5.04(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

      (10) The Company may, but shall not be required to, make such increases in the Settlement Rate, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

      (b) Adjustment for Consolidation, Merger or Other Reorganization Event.

      (1) In the event of:

            (i) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of the Company or another corporation);

            (ii) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety;

            (iii) any statutory share exchange of the Company with another Person (other than in connection with a merger or acquisition); or

            (iv) any liquidation, dissolution or termination of the Company other than as a result of or after the occurrence of a Termination Event, (any such event, a "Reorganization Event"),

each Purchase Contract will be automatically adjusted to provide that each Holder of Securities will receive on the Purchase Contract Settlement Date or any Early Settlement Date occurring after such Reorganization Event, as the case may be, with respect to each Purchase Contract forming a part thereof, the kind and amount of securities, cash and other property receivable upon such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Early Settlement Date or Purchase Contract Settlement Date, as the case may be) by a Holder in respect of Common Stock issuable on account of each Purchase Contract as if the Purchase Contract Settlement Date had occurred immediately prior to such Reorganization Event. The amount of securities, cash and other property receivable upon settlement of each Purchase Contract (other than in connection with an Early Settlement pursuant to Section 5.04(b)(2)) shall equal the Adjusted Exchange Property. For purposes of the foregoing, it is assumed that the Holder referred to in the second preceding sentence is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-affiliates and such Holder failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

      The "Adjusted Exchange Property" shall equal

            (A) in the case of settlement of a Purchase Contract on the Purchase Contract Settlement Date, an amount of Base Exchange Property multiplied by the applicable Settlement Rate (which Settlement Rate, for purposes of this Section 5.04(b)(1), shall be determined by reference to the Applicable Exchange Property Market Value in lieu of the Applicable Market Value and which shall be applied as if the Base Exchange Property were one share of Common Stock); and

            (B) in the case of an Early Settlement pursuant to Section 5.07, an amount of Base Exchange Property multiplied by the Early Settlement Rate (which shall be applied as if the Base Exchange Property were one share of Common Stock).

      "Base Exchange Property" means the hypothetical amount of securities, cash and other property that would have been received upon consummation of the Reorganization Event in exchange for one share of Common Stock.

      "Applicable Exchange Property Market Value" shall mean (1) with respect to any publicly traded securities receivable by holders of Common Stock pursuant to a Reorganization Event, the Closing Price of such securities (substituting such securities for Common Stock in the definition of the term Closing Price), (2) in the case of any cash receivable by holders of Common Stock pursuant to a Reorganization Event, the amount of such cash and (3) in the case of any other property receivable by holders of Common Stock pursuant to a Reorganization Event, the market value of such property, as determined by a nationally recognized investment banking firm retained by the Company for this purpose.

      In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation, dissolution or termination of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Purchase Contract Agent an agreement supplemental hereto providing that each Holder of an Outstanding Security shall have the rights provided by this Section 5.04(b). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5.04. The above provisions of this Section 5.04 shall similarly apply to successive Reorganization Events.

      (2) In the event of a consolidation or merger of the Company with or into another Person, any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) in which 30% or more of the total consideration paid to the Company's shareholders consists of cash or cash equivalents (a "Cash Merger"), then a Holder of a Security may settle his Purchase Contract for cash as described in Section 5.02(b)(i) or 5.02(e)(i) hereof, as applicable, on or after the date of the Cash Merger, at the Settlement Rate then in effect as if the date of such settlement were the Purchase Contract Settlement Date. Within five Business Days of the completion of a Cash Merger, the Company shall provide written notice to Holders of Securities of such completion of a Cash Merger, which shall specify the deadline for submitting a notice of Early Settlement pursuant to this Section 5.04(b)(2), the applicable Settlement Rate and the amount (per share of common stock) of cash, securities and other consideration receivable by the Holder upon settlement. For the purposes of this Section 5.04(b)(2), the date of the closing of the merger or consolidation shall be deemed to be the Purchase Contract Settlement Date for the purpose of determining the Applicable Market Value and the deadline for submitting the notice to settle early and the related cash payment of the Purchase Price shall be 5:00 p.m. (New York City time) on the tenth Business Day after the date the notice relating to a Cash Merger is provided to the Holders by the Company. Treasury Unit Holders may only effect Early Settlement pursuant to this Section 5.04(b)(2) in integral multiples of 20 Purchase Contracts. If a Tax Event Redemption Date or a Successful Initial Remarketing has occurred, Corporate Unit Holders may effect Early Settlement pursuant to this Section 5.04(b)(2) only in such multiples of Corporate Units as will enable the U.S. Treasury securities comprising the Applicable Ownership Interest of the Treasury Portfolio to be released in whole multiples. Other than the provisions relating to timing of notice and settlement, which shall be as set forth above, the provisions of Section 5.01(a) shall apply with respect to an Early Settlement following a Cash Merger pursuant to this Section 5.04(b)(2). Notwithstanding the foregoing, no Early Settlement will be permitted pursuant to this Section 5.04(b)(2) unless, at the time such Early Settlement is effected, there is an effective Registration Statement with respect to the shares of Common Stock to be issued and delivered in connection with such Early Settlement, if such a Registration Statement is required (in the view of counsel, which need not be in the form of a written opinion, for either the Company or the Purchase Contract Agent) under the Securities

Act. If such a Registration Statement is so required, the Company covenants and agrees to use its commercially reasonable efforts to (A) have in effect a Registration Statement covering the shares of Common Stock to be delivered in respect of the Purchase Contracts being settled and (B) provide a Prospectus in connection therewith, in each case in a form that the Purchase Contract Agent may use in connection with such early settlement.

      (c) All calculations and determinations pursuant to this Section 5.04 shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.

      SECTION 5.05 Notice of Adjustments and Certain Other Events.

      (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall:

            (i) forthwith compute the adjusted Settlement Rate in accordance with Section 5.04 and prepare and transmit to the Purchase Contract Agent an Officer's Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

            (ii) within 10 Business Days following the occurrence of an event that requires an adjustment to the Settlement Rate pursuant to Section
      5.04 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Securities of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

      (b) The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Purchase Contract Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Purchase Contract Agent makes no representation with respect thereto. The Purchase Contract Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

      SECTION 5.06 Termination Event; Notice.

      The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Purchase Contract Payments (including any deferred or accrued and unpaid Purchase Contract Payments), if the Company shall have such obligation, and the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, prior to or on the Purchase Contract Settlement Date, a Termination Event shall have occurred.

      Upon and after the occurrence of a Termination Event, the Securities shall thereafter represent the right to receive the Preferred Securities, the Notes, the Treasury Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, forming part of such Securities, in accordance with the provisions of Section 5.04 of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register.

      SECTION 5.07 Early Settlement.

      (a) Subject to and upon compliance with the provisions of this Section 5.07, at the option of the Holder thereof, Purchase Contracts underlying Securities may effect Early Settlement on or prior to 5:00 p.m. (New York City time) on the fifth Business Day (if they are components of Corporate Units) or the second Business Day (if they are components of Treasury Units or components of Corporate Units and the Applicable Ownership Interest in the Treasury Portfolio has replaced the Preferred Securities as a component of the Corporate Units) immediately preceding the Purchase Contract Settlement Date. Holders of Treasury Units may only effect Early Settlement of the related Purchase Contracts in integral multiples of 20 Purchase Contracts. If a Successful Initial Remarketing or a Tax Event Redemption has occurred, Corporate Unit Holders may effect Early Settlement on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date only in such multiples of Corporate Units as will enable the U.S. Treasury securities comprising the Applicable Ownership Interest of the Treasury Portfolio to be released in whole multiples. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Securities shall deliver to the Purchase Contract Agent at the Corporate Trust Office an "Election to Settle Early" form (on the reverse side of the Certificate) and any other documents requested by the Purchase Contract Agent and accompanied by payment (payable to the Company in immediately available funds) in an amount (the "Early Settlement Amount") equal to the product of (i) (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus
(ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Purchase Contract Payments payable on such Payment Date with respect to such Purchase Contracts.

      Except as provided in the immediately preceding sentence and subject to
Section 5.11(c), no payment shall be made upon Early Settlement of any Purchase Contract on account of any Purchase Contract Payments accrued on such Purchase Contract or on account of dividends payable on the Common Stock issued upon such Early Settlement, the record date for which payment occurs prior to the Early Settlement Date. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Securities prior to or at 5:00 p.m.

(New York City time) on a Business Day, such day shall be the Early Settlement Date with respect to such Securities and if such requirements are first satisfied after 5:00 p.m. (New York City time) on a Business Day or on a day that is not a Business Day, the Early Settlement Date with respect to such Securities shall be the next succeeding Business Day (so long as such next succeeding Business Day is not later than the fifth Business Day immediately preceding the Purchase Contract Settlement Date).

      (b) No Early Settlement will be permitted under this Section 5.07 unless, at the time of delivery of the Election to Settle Early form or the time the Early Settlement is effected, there is an effective Registration Statement with respect to the shares of Common Stock to be issued and delivered in connection with such Early Settlement, if such a Registration Statement is required (in the view of counsel, which need not be in the form of a written opinion, for either the Company or the Purchase Contract Agent) under the Securities Act. If such a Registration Statement is so required, the Company covenants and agrees to use its commercially reasonable efforts to (A) have in effect a Registration Statement covering the shares of Common Stock to be delivered in respect of the Purchase Contracts being settled and (B) provide a Prospectus in connection therewith, in each case in a form that the Purchase Contract Agent may use in connection with such Early Settlement.

      (c) Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Company shall issue, and the Holder shall be entitled to receive
1.2423 shares of Common Stock on account of each Purchase Contract as to which Early Settlement is effected (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted.

      (d) Not later than the third Business Day after the applicable Early Settlement Date, the Company shall cause:

            (i) the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, together with payment in lieu of any fraction of a share, as provided in Section 5.09; and

            (ii) the related Preferred Securities, Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, in the case of Corporate Units, or the related Treasury Securities, in the case of Treasury Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Purchase Contract Agent for delivery to the Holder thereof or its designee.

      (e) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Preferred Securities, Notes, the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, or Treasury Securities, as the case may be, from the Securities Intermediary, as applicable, the Purchase Contract Agent shall, in accordance with the instructions provided by the Holder thereof on the Election to Settle Early form (on the reverse of the Certificate evidencing the related Securities):

            (i) transfer to the Holder the Preferred Securities, Notes, the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or Treasury Securities, as the case may be, forming a part of such Securities;

            (ii) deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement, together with payment in lieu of any fraction of a share, as provided in
      Section 5.09; and

            (iii) if so required under the Securities Act, deliver a Prospectus for the shares of Common Stock issuable upon such Early Settlement as contemplated by Section 5.07(b).

      (f) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Securities evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Purchase Contract Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Securities as to which Early Settlement was not effected.

      SECTION 5.08 Intentionally Omitted.

      SECTION 5.09 No Fractional Shares.

      No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Purchase Contract Settlement Date or upon Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the Purchase Contract Settlement Date or upon Early Settlement, the Company, through the Purchase Contract Agent, shall make a cash payment in respect of such fractional interest in an amount equal to the value of such fractional shares times the Applicable Market Value. The Company shall provide the Purchase Contract Agent from time to time with sufficient funds to permit the Purchase Contract Agent to make all cash payments required by this Section 5.09 in a timely manner.

      SECTION 5.10 Charges and Taxes.

      The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, however, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Security or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Securities evidenced thereby, other than in the name of the Purchase Contract Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless or until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      SECTION 5.11 Purchase Contract Payments.

      (a) Subject to Section 5.12, the Company shall pay, on each Payment Date, the Purchase Contract Payments payable in respect of each Purchase Contract to the Person in whose name a Certificate is registered at the close of business on the Record Date next preceding such Payment Date. The Purchase Contract Payments will be payable at the office of the Purchase Contract Agent in New York City maintained for that purpose or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register. If any date on which Purchase Contract Payments are to be made is not a Business Day, then payment of the Purchase Contract Payments payable on such date will be made on the next succeeding day that is a Business Day (and without any interest in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the immediately preceding Business Day. Purchase Contract Payments payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

      (b) Upon the occurrence of a Termination Event, the Company's obligation to pay future Purchase Contract Payments (including any accrued or deferred Purchase Contract Payments) shall cease.

      (c) Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the reestablishment of Corporate Units) any other Certificate shall carry the right to accrued or deferred and unpaid Purchase Contract Payments and the right to accrue Purchase Contract Payments, which rights were carried by the Purchase Contracts underlying such other Certificates.

      (d) In the case of any Security with respect to which Early Settlement of the underlying Purchase Contract is effected pursuant to Section 5.07 on an Early Settlement Date that is after any Record Date and prior to or on the next succeeding Payment Date, Purchase Contract Payments otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, and such Purchase Contract Payments shall be paid to the Person in whose name the Certificate evidencing such Security is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, Purchase Contract Payments that would otherwise be payable after the Early Settlement Date with respect to such Purchase Contract shall not be payable.

      (e) The obligations of the Company with respect to Purchase Contract Payments will be subordinated and junior in right of payment to the Company's obligations under any Senior Indebtedness. In the event of:

            (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to creditors of the Company, as such, or to the Company's assets;

            (ii) any voluntary or involuntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy; or

            (iii) any assignment for the benefit of creditors or any other marshalling of the Company's assets and liabilities,

then and in any such event (A) the holders of Senior Indebtedness will be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision will be made for such payment in cash, before the Holders of Outstanding Securities are entitled to receive or retain any payment of Purchase Contract Payments, and (B) in furtherance of the foregoing, the holders of Senior Indebtedness will be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Senior Indebtedness being subordinated to the payment of Purchase Contract Payments on the Outstanding Securities, which may be payable or deliverable in respect of the Outstanding Securities in any such case, proceeding, dissolution, liquidation or other winding up event.

      Subject to the payment in full of all Senior Indebtedness, the rights of the Holders of the Outstanding Securities with respect to Purchase Contract Payments will be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until the Purchase Contract Payments with respect to the Outstanding Securities have been paid in full.

      The Company shall not make any payment of Purchase Contract Payments with respect to the Outstanding Securities if any Senior Indebtedness is not paid when due and such default has not been cured or waived or ceased to exist, or if the maturity of any Senior Indebtedness has been accelerated because of a default.

      SECTION 5.12 Deferral of Purchase Contract Payments.

      (a) The Company has the right to defer payment of all or part of the Purchase Contract Payments in respect of each Purchase Contract until no later than the Purchase Contract Settlement Date, but only if the Company shall give the Holders and the Purchase Contract Agent written notice of its election to defer such payment (specifying the amount to be deferred) at least ten Business Days prior to the earlier of (i) the next succeeding Payment Date or (ii) the date the Company is required to give notice of the Record Date or Payment Date with respect to payment of such Purchase Contract Payments to the NYSE or other applicable self-regulatory organization or to Holders of the Securities, but in any event not less than one Business Day prior to such Record Date. If the Company so elects to defer Purchase Contract Payments, the Company shall pay additional Purchase Contract Payments on such deferred installments of

Purchase Contract Payments at a rate equal to 10.25% per annum compounding quarterly, until such deferred installments are paid in full. Deferred Purchase Contract Payments shall be due on the Payment Date except to the extent that payment is deferred pursuant to this Section. Except as otherwise provided in
Section 5.11(d), in the case of any Security with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, the Holder will have no right to receive any accrued or deferred Purchase Contract Payments.

      (b) In the event that the Company elects to defer the payment of Purchase Contract Payments on the Purchase Contracts until the Purchase Contract Settlement Date, each Holder will receive on the Purchase Contract Settlement Date a number of shares of Common Stock equal to the total amount of deferred Purchase Contract Payments payable to such Holder divided by the Applicable Market Value. Notwithstanding the foregoing, the Company shall be required to pay cash representing deferred Purchase Contract Payments on the Purchase Contract Settlement Date unless the Company gives the Holders and the Purchase Contract Agent notice of its election not to pay cash in satisfaction of its obligations in respect of the deferred Purchase Contract Payments no later than the Trading Day next preceding the Trading Day commencing the period in which the "Applicable Market Value" is determined for purposes of determining the Settlement Rate. In the event that the Company shall satisfy its obligations in respect of deferred Purchase Contract Payments in cash, the Company shall pay such amounts on the Purchase Contract Settlement Date in the manner described in
Section 5.02(f).

      (c) In the event the Company exercises its option to defer the payment of Purchase Contract Payments, then, until all deferred Purchase Contract Payments have been paid, the Company shall not, and shall not permit any of its subsidiaries to (a) declare or pay any dividends or distributions on any of the Company's capital stock, or (b) redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock. Notwithstanding the foregoing, the Company and any of its subsidiaries may (1) purchase or acquire its capital stock in connection with the satisfaction by it of its obligations under any employee or director compensation or benefit plans or under the Company's direct stock purchase and dividend reinvestment plans, or pursuant to any contract or security outstanding on the first day of any such event requiring it to purchase its capital stock; (2) reclassify its capital stock or exchange or convert one class or series of its capital stock for another class or series of its capital stock; (3) purchase fractional interests in shares of its capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; and (4) redeem or repurchase any rights pursuant to a rights agreement.

                                   ARTICLE 6

                                    Remedies

      SECTION 6.01 Unconditional Right of Holders to Receive Purchase Contract Payments and to Purchase Shares of Common Stock.

      Each Holder of a Security shall have the right, which is absolute and unconditional, (i) subject to the right of the Company to defer such payments in accordance with Section 5.12, to receive each Purchase Contract Payment with respect to the Purchase Contract comprising part


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

of such Security on the respective Payment Date for such Security and (ii) except upon and following a Termination Event, to purchase shares of Common Stock pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such right to receive Purchase Contract Payments and the right to purchase shares of Common Stock, and such rights shall not be impaired without the consent of such Holder.

      SECTION 6.02 Restoration of Rights and Remedies.

      If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

      SECTION 6.03 Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of
Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 6.04 Delay or Omission Not Waiver.

      No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

      SECTION 6.05 Undertaking for Costs.

      All parties to this Agreement agree, and each Holder of a Security, by its acceptance of such Security shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Purchase Contract Agent for any action taken, suffered or omitted by it as Purchase Contract Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and costs against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Purchase Contract Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of distributions on any Preferred Securities or interest on any Notes or Purchase Contract Payments on or after the respective Payment Date therefor in respect of any Security held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contracts constituting part of any Security held by such Holder.

      SECTION 6.06 Waiver of Stay or Extension Laws.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Purchase Contract Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 7
                           The Purchase Contract Agent

      SECTION 7.01 Certain Duties and Responsibilities.

      (a) The Purchase Contract Agent:

      (1) undertakes to perform, with respect to the Securities, such duties and only such duties as are specifically set forth in this Agreement and the Pledge Agreement, and no implied covenants or obligations shall be read into this Agreement or the Pledge Agreement against the Purchase Contract Agent; and

      (2) in the absence of bad faith, willful misconduct or negligence on its part, may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Purchase Contract Agent and conforming to the requirements of this Agreement or the Pledge Agreement, as applicable, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Purchase Contract Agent, the Purchase Contract Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement or the Pledge Agreement, as applicable (but need not confirm or investigate the accuracy of the mathematical calculations or other facts stated therein).

      (b) No provision of this Agreement or the Pledge Agreement shall be construed to relieve the Purchase Contract Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

            (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

            (2) the Purchase Contract Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Purchase Contract Agent was negligent in ascertaining the pertinent facts;

            (3) no provision of this Agreement or the Pledge Agreement shall require the Purchase Contract Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if indemnity satisfactory to the Purchase Contract Agent is not provided to it; and

            (4) the Purchase Contract Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities.

      (c) Whether or not therein expressly so provided, every provision of this Agreement and the Pledge Agreement relating to the conduct or affecting the liability of or affording protection to the Purchase Contract Agent shall be subject to the provisions of this Section.

      (d) The Purchase Contract Agent is authorized to execute and deliver the Pledge Agreement in its capacity as Purchase Contract Agent.

      SECTION 7.02 Notice of Default.

      Within 30 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Purchase Contract Agent has actual knowledge, the Purchase Contract Agent shall transmit by mail to the Company and the Holders of Securities, as their names and addresses appear in the Security Register, notice of such default hereunder, unless such default shall have been cured or waived.

      SECTION 7.03 Certain Rights of Purchase Contract Agent.

      Subject to the provisions of Section 7.01:

            (1) the Purchase Contract Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

            (3) whenever in the administration of this Agreement or the Pledge Agreement the Purchase Contract Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Purchase Contract Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate of the Company;

            (4) the Purchase Contract Agent may consult with counsel of its selection appointed with due care by it hereunder and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (5) the Purchase Contract Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Purchase Contract Agent, in its discretion, and at the expense of the Company, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Purchase Contract Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the relevant books, records and premises of the Company, personally or by agent or attorney and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

            (6) the Purchase Contract Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate and the Purchase Contract Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder;

            (7) the Purchase Contract Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Purchase Contract Agent security or indemnity satisfactory to the Purchase Contract Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (8) the Purchase Contract Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (9) the Purchase Contract Agent shall not be deemed to have notice of any default hereunder unless a Responsible Officer of the Purchase Contract Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Purchase Contract Agent at the Corporate Trust Office of the Purchase Contract Agent, and such notice references the Securities and this Agreement;

            (10) the Purchase Contract Agent may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

            (11) the rights, privileges, protections, immunities and benefits given to the Purchase Contract Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Purchase Contract Agent and to each agent, custodian and other Person employed to act hereunder.

      SECTION 7.04 Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Certificates shall be taken as the statements of the Company, and the Purchase Contract Agent assumes no responsibility for their accuracy. The Purchase Contract Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Securities, or of the Pledge Agreement or the Pledge. The Purchase Contract Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

      SECTION 7.05 May Hold Securities.

      Any Security Registrar or any other agent of the Company, or the Purchase Contract Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Security Registrar or such other agent, or the Purchase Contract Agent. The Company may become the owner or pledgee of Securities.

      SECTION 7.06 Money Held in Custody.

      Money held by the Purchase Contract Agent in custody hereunder need not be segregated from the other funds except to the extent required by law or provided herein. The Purchase Contract Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise provided hereunder or agreed to in writing with the Company.

      SECTION 7.07 Compensation and Reimbursement.

      The Company agrees:

            (1) to pay to the Purchase Contract Agent compensation for all services rendered by it hereunder and under the Pledge Agreement as the Company and the Purchase Contract Agent shall from time to time agree in writing;

            (2) except as otherwise expressly provided for herein, to reimburse the Purchase Contract Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Purchase Contract Agent in accordance with any provision of this Agreement and the Pledge Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence, willful misconduct or bad faith; and

            (3) to indemnify the Purchase Contract Agent and any predecessor Purchase Contract Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      The provisions of this Section shall survive the resignation and removal of the Purchase Contract Agent and the termination of this Agreement.

      SECTION 7.08 Corporate Purchase Contract Agent Required; Eligibility.

      There shall at all times be a Purchase Contract Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having a corporate trust office in the Borough of Manhattan, New York City, if there be such a corporation in the Borough of Manhattan, New York City, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Purchase Contract Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 7.09      Resignation and Removal; Appointment of Successor.

      (a) No resignation or removal of the Purchase Contract Agent and no appointment of a successor Purchase Contract Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Purchase Contract Agent in accordance with the applicable requirements of
Section 7.10.

      (b) The Purchase Contract Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

      (c) The Purchase Contract Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Securities delivered to the Purchase Contract Agent and the Company. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

      (d) If at any time:

            (1) the Purchase Contract Agent fails to comply with Section 310(b) of the TIA, as if the Purchase Contract Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months;

            (2) the Purchase Contract Agent shall cease to be eligible under
      Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder; or

            (3) the Purchase Contract Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Purchase Contract Agent or of its property shall be appointed or any public officer shall take charge or control of the Purchase Contract Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Purchase Contract Agent, or (ii) any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Purchase Contract Agent and the appointment of a successor Purchase Contract Agent.

      (e) If the Purchase Contract Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Purchase Contract Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Purchase Contract Agent and shall comply with the applicable requirements of Section 7.10. If no successor Purchase Contract Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Security for at least six months, on behalf of itself and all others similarly situated, or the Purchase Contract Agent may petition at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

      (f) The Company shall give, or shall cause such successor Purchase Contract Agent to give, notice of each resignation and each removal of the Purchase Contract Agent and each appointment of a successor Purchase Contract Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Purchase Contract Agent and the address of its Corporate Trust Office.

      SECTION 7.10 Acceptance of Appointment by Successor.

      (a) In case of the appointment hereunder of a successor Purchase Contract Agent, every such successor Purchase Contract Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Purchase Contract Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Purchase Contract Agent shall become effective and such successor Purchase Contract Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Purchase Contract Agent; but, on the request of the Company or the successor Purchase Contract Agent, such retiring Purchase Contract Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Purchase Contract Agent all the rights, powers and trusts of the retiring Purchase Contract Agent and shall duly assign, transfer and deliver to such successor Purchase Contract Agent all property and money held by such retiring Purchase Contract Agent hereunder.

      (b) Upon request of any such successor Purchase Contract Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Purchase Contract Agent all such rights, powers and agencies referred to in paragraph 7.10(a) of this Section.

      (c) No successor Purchase Contract Agent shall accept its appointment unless at the time of such acceptance such successor Purchase Contract Agent shall be qualified and eligible under this Article.

      SECTION 7.11 Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Purchase Contract Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Purchase Contract Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Purchase Contract Agent, shall be the successor of the Purchase Contract Agent hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Purchase Contract Agent then in office, any successor by merger, conversion or consolidation to such Purchase Contract Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Purchase Contract Agent had itself authenticated and executed such Securities.

      SECTION 7.12 Preservation of Information; Communications to Holders.

      (a) The Purchase Contract Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Purchase Contract Agent in its capacity as Security Registrar.

      (b) If three or more Holders (herein referred to as "Applicants") apply in writing to the Purchase Contract Agent, and furnish to the Purchase Contract Agent reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Purchase Contract Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Purchase Contract Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

      SECTION 7.13 No Obligations of Purchase Contract Agent.

      Except to the extent otherwise expressly provided in this Agreement, the Purchase Contract Agent assumes no obligations and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Security thereunder. The Company agrees, and each Holder of a Certificate, by his or her acceptance thereof, shall be deemed to have agreed, that the Purchase Contract Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Purchase Contract Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders (including but not limited to the obligation to pay the Purchase Price for the Common Stock on the Purchase Contract Settlement Date (which obligation is solely an obligation of the Holders)), but the Purchase Contract Agent shall have certain administrative duties as expressly stated in Article Five hereof. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Purchase Contract Agent or its officers, employees or agents be liable under this Agreement to any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Purchase Contract Agent, incurred without any act or deed that is found to be attributable to gross negligence or willful misconduct on the part of the Purchase Contract Agent.

      SECTION 7.14 Tax Compliance.

      (a) The Company and the Purchase Contract Agent will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Securities or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Securities. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

      (b) The Purchase Contract Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.01(a)(2) hereof.

      (c) The Purchase Contract Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                   ARTICLE 8

                             Supplemental Agreements

      SECTION 8.01 Supplemental Agreements Without Consent of Holders.

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Purchase Contract Agent, to:

            (1) evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates;

            (2) evidence and provide for the acceptance of appointment hereunder by a successor Purchase Contract Agent;

            (3) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company;

            (4) make provision with respect to the rights of Holders pursuant to the requirements of Section 5.04(b); or

            (5) cure any ambiguity, correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided that such action shall not adversely affect the interests of the Holders.

      SECTION 8.02 Supplemental Agreements with Consent of Holders.

      With the consent of the Holders of not less than a majority of the outstanding Securities voting together as one class, by Act of said Holders delivered to the Company and the Purchase Contract Agent, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Securities; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the unanimous consent of the Holders of each outstanding Purchase Contract affected thereby,

            (1) change any Payment Date;

            (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's obligations under the Purchase Contract, impair the right of the Holder of any

      Purchase Contract to receive distributions on the related Collateral or otherwise adversely affect the Holder's rights in or to such Collateral or adversely alter the rights in or to such Collateral;

            (3) impair the right to institute suit for the enforcement of any Purchase Contract, any Purchase Contract Payment or deferred Purchase Contract Payment;

            (4) reduce the number of shares of Common Stock or the amount of any other property to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock or the amount of any other property upon settlement of any Purchase Contract or change the Purchase Contract Settlement Date or the right to Early Settlement or otherwise adversely affect the Holder's rights under the Purchase Contract;

            (5) reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for any such supplemental agreement; or

            (6) reduce any Purchase Contract Payments or deferred Purchase Contract Payments or change any place where, or the coin or currency in which, any Purchase Contract Payment or deferred Purchase Contract Payment is payable;

provided that if any amendment or proposal referred to above would adversely affect only the Corporate Units or the Treasury Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; and provided, further, that the unanimous consent of the Holders of each outstanding Purchase Contract of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (1) through (6) above.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

      SECTION 8.03 Execution of Supplemental Agreements.

      In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Purchase Contract Agent shall be provided, and (subject to Section 7.01) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement and that any and all conditions precedent to the execution and delivery of such supplemental agreement have been satisfied. The Purchase Contract Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Purchase Contract Agent's own rights, duties or immunities under this Agreement or otherwise.

      SECTION 8.04 Effect of Supplemental Agreements.

      Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder, shall be bound thereby.

      SECTION 8.05 Reference to Supplemental Agreements.

      Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Purchase Contract Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in exchange for outstanding Certificates.

                                   ARTICLE 9

              Consolidation, Merger, Conveyance, Transfer or Lease

      SECTION 9.01 Covenant Not to Consolidate, Merge, Convey, Transfer or Lease Property Except under Certain Conditions.

      The Company covenants that it will not merge or consolidate with or into any other entity or sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person, unless:

            (i) either the Company shall be the continuing corporation, or the successor (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume all the obligations of the Company under the Purchase Contracts, the Notes, the Guarantee, this Agreement, the Pledge Agreement, the Indenture (including any supplement thereto) and the Remarketing Agreement by one or more supplemental agreements in form reasonably satisfactory to the Purchase Contract Agent and the Collateral Agent, executed and delivered to the Purchase Contract Agent and the Collateral Agent by such corporation; and

            (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger, consolidation, sale, assignment, transfer, lease or conveyance be in default in the performance of any covenant or condition under the Purchase Contracts, the Notes, the Guarantee, this Agreement, the Pledge Agreement, the Indenture (including any supplement thereto) and the Remarketing Agreement.

      SECTION 9.02 Rights and Duties of Successor Corporation.

      In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with Section 9.01, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Public Service Enterprise Group Incorporated, any or all of the Certificates evidencing Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Purchase Contract Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Purchase Contract Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Purchase Contract Agent for authentication and execution, and any Certificate evidencing Securities which such successor corporation thereafter shall cause to be signed and delivered to the Purchase Contract Agent for that purpose. All the Certificates issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

      In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Securities thereafter to be issued as may be appropriate.

      SECTION 9.03 Officer's Certificate and Opinion of Counsel Given to Purchase Contract Agent.

      The Purchase Contract Agent, subject to Sections 7.01 and 7.03, shall receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance have been met.

                                   ARTICLE 10

                                    Covenants

      SECTION 10.01 Performance under Purchase Contracts.

      The Company covenants and agrees for the benefit of the Holders from time to time of the Securities that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

      SECTION 10.02 Maintenance of Office or Agency.

      The Company will maintain in the Borough of Manhattan, New York City an office or agency where Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on the Purchase Contract Settlement Date or Early Settlement and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or reestablishment of Corporate Units and where notices and demands to or upon the Company in respect of the Securities and this Agreement may be served. The Company will give prompt written notice to the Purchase Contract Agent of the location, and any change in the location, of such office or agency. The Company initially designates the Corporate Trust Office of the Purchase Contract Agent as such office of the Company. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Purchase Contract Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Purchase Contract Agent as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, New York City for such purposes. The Company will give prompt written notice to the Purchase Contract Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Securities the Corporate Trust Office and appoints the Purchase Contract Agent at its Corporate Trust Office as paying agent in such city.

      SECTION 10.03 Company to Reserve Common Stock.

      The Company shall at all times prior to the Purchase Contract Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Securities evidenced by Outstanding Certificates.

      SECTION 10.04 Covenants as to Common Stock.

      The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Securities will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

      SECTION 10.05 Statements of Officers of the Company as to Default.

      The Company will deliver to the Purchase Contract Agent, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31) ending after the date hereof, an Officer's Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

      SECTION 10.06 ERISA.

      Each Holder from time to time of the Securities that is a Plan hereby represents that its acquisition of the Corporate Units and the holding of the same satisfies the applicable fiduciary requirements of ERISA and that it is entitled to exemption relief from the prohibited transaction provisions of ERISA and the Code in accordance with one or more prohibited transaction exemptions or otherwise will not result in a nonexempt prohibited transaction.

      SECTION 10.07 Tax Treatment.

      The Company covenants and agrees to treat each Holder as the owner, for United States federal income tax purposes, of the applicable interest in the Collateral Account, including the Notes and Applicable Ownership Interest of the Treasury Portfolio or the Treasury Securities.

                       [SIGNATURES ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED


                                    By:  _____________________________________
                                         Name:
                                         Title:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Purchase Contract Agent


                                    By:  _____________________________________
                                         Name:
                                         Title:

                                                                       EXHIBIT A

                       FACE OF CORPORATE UNITS CERTIFICATE

      [For inclusion in Global Certificates only - THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. ____                                                            CUSIP No.
Number of Corporate Units:______________

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                              PSEG FUNDING TRUST I
                                 CORPORATE UNITS

      This Corporate Units Certificate certifies that ___________________ is the registered Holder of the number of Corporate Units set forth above [For inclusion in Global Certificates only - or such other number of Corporate Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto]. Each Corporate Unit consists of (i) either (a) the beneficial ownership by the Holder of one Preferred Security (the "Preferred Security") of PSEG Funding Trust I, a Delaware statutory trust (the "Trust"), having a liquidation amount of $50, subject to the Pledge of such Preferred Security by such Holder pursuant to the Pledge Agreement, or (b) upon the occurrence of a Successful Initial Remarketing or a Tax Event Redemption Date prior to the Initial Reset Date or, in the event of a failed Initial Remarketing, the Purchase Contract Settlement Date, the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Public Service Enterprise Group Incorporated, a New Jersey corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

      Pursuant to the Pledge Agreement, the Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, constituting part of each Corporate Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Corporate Unit.

      The Pledge Agreement provides that all payments of the liquidation amount with respect to any of the Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, or cash distributions on any Pledged Preferred Securities (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, constituting part of the Corporate Units received by the Collateral Agent shall be paid by wire transfer in same day funds (i) in the case of (A) cash distributions with respect to Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, and (B) any payments of the liquidation amount with respect to any Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Purchase Contract Agent to the account designated by the Purchase Contract Agent, no later than 12:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 11:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments of the liquidation amount with respect to any of the Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, to the Company on the Purchase Contract Settlement Date (as described herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Corporate Units of which such Pledged Preferred Securities or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Corporate Units. Distributions on any Preferred Security or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, forming part of a Corporate Unit evidenced hereby, which are payable quarterly in arrears on February 16, May 16, August 16, and November 16 of each year (each, a "Payment Date"), commencing November 16, 2002, and, in the event that the Initial Reset Date is not otherwise such a payment date, the Initial Reset Date shall, subject to receipt thereof by the Purchase Contract Agent from the Collateral Agent, be paid to the Person in whose name this Corporate

Units Certificate (or a Predecessor Corporate Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

      Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on November 16, 2005 (the "Purchase Contract Settlement Date"), at a price equal to $50 (the "Stated Amount"), a number of newly issued shares of Common Stock, without par value ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Corporate Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the liquidation amount with respect to any Pledged Preferred Securities pursuant to the Remarketing or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, pledged to secure the obligations under such Purchase Contract of the Holder of the Corporate Unit of which such Purchase Contract is a part.

      The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Corporate Unit evidenced hereby, an amount (the "Purchase Contract Payments") equal to 4.00% per year of the Stated Amount. Such Purchase Contract Payments shall be payable to the Person in whose name this Corporate Units Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Purchase Contract Payments as and to the extent set forth in the Purchase Contract Agreement.

      Distributions on the Preferred Securities and the Applicable Ownership Interest (as specified in clause (B) of the definition of such term) and the Purchase Contract Payments will be payable at the office of the Purchase Contract Agent in New York City or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Security Register.

      Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Corporate Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED


                                    By:  ___________________________________
                                         Name:
                                         Title:

                                    HOLDER SPECIFIED ABOVE (as to
                                    obligations of such Holder under the
                                    Purchase Contracts)

                                    By:  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         not individually but solely as
                                         Attorney-in-Fact of such Holder

                                    By:  ___________________________________
                                         Name:
                                         Title:

DATED: September 10, 2002

                          CERTIFICATE OF AUTHENTICATION
                           OF PURCHASE CONTRACT AGENT

      This is one of the Corporate Units Certificates referred to in the within mentioned Purchase Contract Agreement.

                                      By: WACHOVIA BANK, NATIONAL ASSOCIATION,
                                          as Purchase Contract Agent

                                      By: ______________________________________
                                                   Authorized Signatory

Dated: September 10, 2002

                    (REVERSE OF CORPORATE UNITS CERTIFICATE)

      Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of September 10, 2002 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and Wachovia Bank, National Association, as Purchase Contract Agent (including its successors hereunder, the "Purchase Contract Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the Corporate Units Certificates are, and are to be, executed and delivered.

      Unless an Early Settlement has occurred, each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock equal to the Settlement Rate, unless, prior to or on the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to:

            (1) if the Applicable Market Value (as defined below) is greater than or equal to $40.2480 (the "Threshold Appreciation Price"), 1.2423 shares of Common Stock per Purchase Contract;

            (2) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $33.54 (the "Reference Price"), the number of shares of Common Stock per Purchase Contract having a value equal to the Stated Amount divided by the Applicable Market Value; and

            (3) if the Applicable Market Value is less than or equal to the Reference Price, 1.4908 shares of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

      No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.09 of the Purchase Contract Agreement.

      Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Corporate Unit to purchase at the Purchase Price, and the Company to sell, a number of shares of Common Stock equal to the Early Settlement Rate or Settlement Rate, as applicable.

      The "Applicable Market Value" means the average of the Closing Prices per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

      The "Closing Price" per share of Common Stock on any date of determination means:

            (1) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

            (2) if Common Stock is not listed for trading on the NYSE on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which Common Stock is so listed;

            (3) if Common Stock is not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by The Nasdaq Stock Market;

            (4) if Common Stock is not so reported, the last quoted bid price for Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

            (5) if such bid price is not available, the market value of Common Stock on such date as determined by a nationally recognized independent investment banking firms retained for this purpose by the Company.

      A "Trading Day" means a day on which Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of Common Stock.

      In accordance with the terms of the Purchase Contract Agreement, the Holder of this Corporate Units Certificate may pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement or an Early Settlement or from the proceeds of the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or a Remarketing of the related Pledged Preferred Securities. Unless a Tax Event Redemption Date or a Successful Initial Remarketing has occurred, a Holder of Corporate Units who does not (1) on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, notify the Purchase Contract Agent of its intention to effect a Cash Settlement, or (2) on or prior to 5:00 p.m. (New York City time) on the fifth Business Day prior to the Purchase Contract Settlement Date make an effective Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be delivered under the related Purchase Contract from the proceeds of the sale of the related Pledged Preferred Securities held by the Collateral Agent. Unless a Tax Event Redemption or a Successful Initial Remarketing has occurred, such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement on the third Business Day prior to the Purchase Contract Settlement Date. If a Tax Event Redemption Date or a Successful Initial Remarketing has occurred, a Holder of Corporate Units who does not notify the Purchase Contract Agent, on or prior to 5:00 p.m. (New York City time) on the second

Business Day immediately preceding the Purchase Contract Settlement Date, of its intention to effect a Cash Settlement or an Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be delivered under the related Purchase Contract from the proceeds at maturity of the Applicable Ownership Interests (as defined in clause (A) of the definition of such term) of the Treasury Portfolio.

      If, as provided in the Purchase Contract Agreement, (i) upon the occurrence of a Failed Secondary Remarketing or (ii) upon the failure of a Holder to deliver the Purchase Price in cash on or prior to 11:00 a.m. the Business Day immediately preceding the Purchase Contract Settlement Date after such Holder has notified the Purchase Contract Agent of its intention to effect a Cash Settlement, the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Preferred Securities related to this Corporate Units Certificate, any accrued and unpaid distributions on such Pledged Preferred Securities will become payable by the Company to the holder of this Corporate Units Certificate in the manner provided for in the Purchase Contract Agreement.

      The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

      By acquiring a Corporate Unit, a Holder of Corporate Units agrees to treat the Preferred Security or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, constituting part of the Corporate Units as owned by such Holder for United States federal, state and local income and franchise tax purposes. In addition, by acquiring a Corporate Unit, a Holder of Corporate Units agrees to treat the Notes as indebtedness for all United States federal income tax purposes.

      Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Purchase Contract Agent and to the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Preferred Security or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio forming a part of each Corporate Unit from the Pledge. A Corporate Unit shall thereafter represent the right to receive the Preferred Security or the appropriate Applicable Ownership Interest of the Treasury Portfolio forming a part of such Corporate Unit in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

      Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Preferred Securities. Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Preferred Securities, the Purchase Contract Agent shall, as soon as practicable thereafter, mail to the Corporate Unit Holders a notice:

            (1) containing such information as is contained in the notice or solicitation;

            (2) stating that each Corporate Unit Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the Preferred Securities constituting a part of such Holder's Corporate Units; and

            (3) stating the manner in which such instructions may be given.

      Upon the written request of the Corporate Unit Holders on such record date, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate Unit, the Purchase Contract Agent shall abstain from voting the Preferred Security evidenced by such Corporate Unit.

      Upon the dissolution and liquidation of the Trust, an aggregate principal amount of the Notes constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate liquidation amount of the Pledged Preferred Securities shall be delivered to the Collateral Agent in exchange for the Pledged Preferred Securities. Thereafter, the Notes shall be held by the Securities Intermediary to secure the obligations of each Holder of Corporate Units to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Corporate Units and all references herein to Pledged Preferred Securities shall, in order to effect the foregoing, refer to Pledged Notes.

      Following the dissolution and liquidation of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Notes or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, as the Holders and the Collateral Agent had in respect of the Pledged Preferred Securities, any reference herein to the Preferred Securities shall be deemed to be a reference to the Notes or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, and any reference herein to the liquidation amount of the Preferred Securities shall be deemed to be a reference to the principal amount of the Notes or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be.

      Upon the occurrence of a Tax Event Redemption Date prior to the Purchase Contract Settlement Date, an amount equal to the Redemption Amount plus any accumulated and unpaid distributions payable on the Tax Event Redemption Date with respect to the Applicable Principal Amount shall be deposited in the Collateral Account in exchange for the Pledged Preferred Securities. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent shall cause the Securities Intermediary to apply an amount equal to the Redemption Amount of such funds to purchase on behalf of the Holders of Corporate Units, the Treasury Portfolio and promptly (a) transfer the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio to the Collateral Account to secure the obligations of each Holder of Corporate Units to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Corporate Units, (b) transfer the Applicable Ownership Interest (as specified in clause
(B) of the definition of such term) of the Treasury Portfolio to the Purchase Contract Agent for the benefit of the Holders of such Corporate Units and (C) remit the remaining portion of such funds to the Purchase Contract Agent for payment to the Holders of such Corporate Units.

      Upon the occurrence of a Successful Initial Remarketing, pursuant to the terms of the Remarketing Agreement, the Remarketing Agent will apply an amount equal to the Treasury Portfolio Purchase Price to purchase on behalf of the Holders of Corporate Units, the Treasury Portfolio, and, after deducting the Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement, promptly remit the remaining portion of such proceeds of the Successful Initial Remarketing to the Purchase Contract Agent for payment to the Holders of such Corporate Units.

      Following the Initial Reset Date (in the event of a Successful Initial Remarketing) or the occurrence of a Tax Event Redemption Date prior to the Initial Reset Date or, in the event of a Failed Initial Remarketing, the Purchase Contract Settlement Date, the Holders of Corporate Units and the Collateral Agent shall have such security interest rights and obligations with respect to the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Preferred Securities or Notes, as the case may be, subject to the Pledge thereof as provided in the Pledge Agreement and any reference herein to the Preferred Securities shall be deemed to be a reference to such Treasury Portfolio.

      The Corporate Units Certificates are issuable only in registered form and only in denominations of a single Corporate Unit and any integral multiple thereof. The transfer of any Corporate Units Certificate will be registered and Corporate Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute a Treasury Security for Preferred Securities, thereby creating Treasury Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Corporate Unit remains in effect, such Corporate Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Corporate Unit in respect of the Preferred Securities and Purchase Contract constituting such Corporate Unit may be transferred and exchanged only as a Corporate Unit.

      A Holder of Corporate Units may substitute for the Pledged Preferred Securities or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, securing such Holder's obligations under the related Purchase Contracts Treasury Securities in an aggregate principal amount equal to the aggregate liquidation amount of the Pledged Preferred Securities or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, each Security for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Treasury Unit". A Holder may make such Collateral Substitution only in integral multiples of 20 Corporate Units for 20 Treasury Units.

      If the Treasury Portfolio has replaced the Preferred Securities as a component of the Corporate Units as a result of a Tax Event Redemption or a Successful Initial Remarketing, a Corporate Unit Holder may make such Collateral Substitution only in such integral multiples of Corporate Units as will enable the U.S. Treasury securities comprising the Applicable Ownership Interest of the Treasury Portfolio to be released in whole multiples.

      A Holder of Treasury Units may recreate Corporate Units by delivering to the Securities Intermediary Preferred Securities with an aggregate liquidation amount, Notes with an aggregate principal amount or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. A Holder may recreate Corporate Units only in integral multiples of 20 Treasury Units for 20 Corporate Units.

      If the Treasury Portfolio has replaced the Preferred Securities as a component of the Corporate Units as a result of a Tax Event Redemption or a Successful Initial Remarketing, a Treasury Unit Holder may recreate Corporate Units only in such integral multiples of Treasury Units as will enable the U.S. Treasury securities comprising the Applicable Ownership Interest of the Treasury Portfolio to be purchased in whole multiples.

      The Company shall pay, on each Payment Date, the Purchase Contract Payments payable in respect of each Purchase Contract to the Person in whose name the Corporate Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Purchase Contract Payments will be payable at the office of the Purchase Contract Agent in New York City or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register.

      The Company has the right to defer payment of all or part of the Purchase Contract Payments in respect of each Purchase Contract until no later than the Purchase Contract Settlement Date. If the Company so elects to defer Purchase Contract Payments, the Company shall pay additional Purchase Contract Payments on such deferred installments of Purchase Contract Payments at a rate equal to 10.25% compounded quarterly, until such deferred installments are paid. In the event that the Company elects to defer the payment of Purchase Contract Payments on the Purchase Contracts until the Purchase Contract Settlement Date, each Holder will receive on the Purchase Contract Settlement Date a number of shares of Common Stock equal to the total amount of deferred Purchase Contract Payments payable to such Holder divided by the Applicable Market Value, provided that the Company shall be required to pay cash representing deferred Purchase Contract Payments unless the Company gives the Holders and the Purchase Contract Agent notice of its election not to pay cash within the time period prescribed in the Purchase Contract Agreement.

      The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Purchase Contract Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

      Upon the occurrence of a Cash Merger, a Holder of Corporate Units may effect Early Settlement of the Purchase Contract underlying such Corporate Units pursuant to the terms of Section 5.04(b)(2) of the Purchase Contract Agreement. In addition, a Holder of Corporate Units may effect Early Settlement of the Purchase Contract underlying such Corporate Units pursuant to the terms of
Section 5.07 of the Purchase Contract Agreement. Upon Early Settlement of Purchase Contracts by a Holder of the related Corporate Units, the Pledged Preferred Securities or Pledged Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio underlying such Corporate Units, as the case may be, shall be released from the Pledge as provided in the Pledge Agreement.

      Upon registration of transfer of this Corporate Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Corporate Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

      The Holder of this Corporate Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Corporate Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, underlying this Corporate Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the aggregate liquidation amount of the Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

      Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

      The Purchase Contracts shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

      The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Corporate Units Certificate is registered as the owner of the Corporate Units evidenced hereby for the purpose of receiving payments of distributions payable quarterly on the Preferred Securities, receiving payments of Purchase Contract Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

      The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

      A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                    as tenants in common
UNIF GIFT MIN ACT:          _________________ Custodian ________________
                                  (cust)                    (minor)

                            Under Uniform Gifts to Minors Act of __________

TENANT:                     as tenants by the entireties

JT TEN: as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 _______________________________________________________________________________
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

 _______________________________________________________________________________
(Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Corporate Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney __________________, to transfer said Corporate Units Certificates on the books of Public Service Enterprise Group Incorporated, and PSEG Funding Trust I with full power of substitution in the premises.

Dated: _____________________________    Signature_____________________________

                                        NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Corporate Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee: _____________________________________________

                             SETTLEMENT INSTRUCTIONS

      The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: __________                          Signature
                                           Signature Guarantee: ________________
                                           (if assigned to another person)

If shares are to be registered in the      REGISTERED HOLDER
name of and delivered to a Person other
than the Holder, please (i) print such     Please print name and address of
Person's name and address and (ii)         Registered Holder:
provide a guarantee of your signature:
                                           _____________________________________
_________________________________________  Name
Name
                                           _____________________________________
_________________________________________  Address
Address
                                           _____________________________________
_________________________________________  _____________________________________
_________________________________________  _____________________________________
_________________________________________

Social Security or other
Taxpayer Identification
Number, if any                             _____________________________________

                            ELECTION TO SETTLE EARLY

      The undersigned Holder of this Corporate Units Certificate hereby irrevocably exercises the option to effect Early Settlement [following a Cash Merger] in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Corporate Units Certificate representing any Corporate Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Preferred Securities, Pledged Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: ______________________________   ________________________________________
                                        Signature


Signature Guarantee: ___________________________________

      Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:


If shares of Common Stock or Corporate Units Certificates are to be registered in the name of and delivered to and Pledged Preferred Securities, Pledged Notes or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, are to be transferred to a Person other than the Holder, please print such Person's name and address: Please print name and address of Registered Holder:

REGISTERED HOLDER

Please print name and address of Registered Holder:

___________________________________     ________________________________________
Name                                     Name

___________________________________     ________________________________________
Address                                  Address

___________________________________     ________________________________________
___________________________________     ________________________________________
___________________________________     ________________________________________


Social Security or other
Taxpayer Identification
Number, if any  ________________________________

Transfer Instructions for Pledged Preferred Securities or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, transferable upon Early Settlement or a Termination Event:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:


=============================================================================================================
                                                                 Number of Corporate
                    Amount of increase     Amount of decrease     Units evidenced by
                       in Number of           in Number of            this Global            Signature of
                      Corporate Units        Corporate Units          Certificate       authorized signatory
                     evidenced by the       evidenced by the        following such          of Trustee or
Date                Global Certificate     Global Certificate    decrease or increase   Securities Custodian

_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________

                                                                       EXHIBIT B

                       FACE OF TREASURY UNITS CERTIFICATE

      [For inclusion in Global Certificates only THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. _____________________________                                  CUSIP No.
Number of Treasury Units:___________

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                              PSEG FUNDING TRUST I
                                 TREASURY UNITS

      This Treasury Units Certificate certifies that _________________ is the registered Holder of the number of Treasury Units set forth above [For inclusion in Global Certificates only - or such other number of Corporate Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto]. Each Treasury Unit consists of (i) a 1/20 undivided beneficial ownership interest of a Treasury Security having a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Public Service Enterprise Group Incorporated, a New Jersey corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

      Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Treasury Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Treasury Unit. Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company, to sell, on November 16, 2005 (the "Purchase Contract Settlement Date"), at a price equal to $50 (the "Stated Amount"), a number of newly issued shares of Common Stock, without par value ("Common Stock"), of the Company, equal to the Settlement Rate, unless prior to or on the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Treasury Unit of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the proceeds from the Treasury Securities at maturity pledged to secure the obligations of the Holder under such Purchase Contract of the Treasury Unit of which such Purchase Contract is a part.

      The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Treasury Unit evidenced hereby, an amount (the "Purchase Contract Payments") equal to 4.00% per year of the Stated Amount. Such Purchase Contract Payments shall be payable to the Person in whose name this Treasury Units Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Purchase Contract Payments as and to the extent set forth in the Purchase Contract Agreement.

      The Purchase Contract Payments will be payable at the office of the Purchase Contract Agent in New York City or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Security Register.

      Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Treasury Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED


                                   By: _______________________________
                                        Name:
                                        Title:

                                   HOLDER SPECIFIED ABOVE (as to
                                   obligations of such Holder under the Purchase Contracts)

                                   By: WACHOVIA BANK, NATIONAL
                                        ASSOCIATION,
                                        not individually but solely as
                                        Attorney-in-Fact of such Holder

                                   By: _______________________________
                                        Name:
                                        Title:

Dated: September 10, 2002

                        CERTIFICATE OF AUTHENTICATION OF
                             PURCHASE CONTRACT AGENT

      This is one of the Treasury Units referred to in the within-mentioned Purchase Contract Agreement.

                                            By: WACHOVIA BANK, NATIONAL
                                                ASSOCIATION,
                                                as Purchase Contract Agent

                                            By: ________________________________
                                                Authorized Signatory

Dated: September 10, 2002

                     (REVERSE OF TREASURY UNITS CERTIFICATE)

      Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of September 10, 2002 (as may be supplemented from time to time, the "Purchase Contract Agreement") between the Company and Wachovia Bank, National Association, as Purchase Contract Agent (including its successors thereunder, herein called the "Purchase Contract Agent"), as to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company and the Holders and of the terms upon which the Treasury Units Certificates are, and are to be, executed and delivered.

      Unless an Early Settlement has occurred, each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price") a number of shares of Common Stock equal to the Settlement Rate, unless prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to:

            (1) if the Applicable Market Value (as defined below) is greater than or equal to $40.2480 (the "Threshold Appreciation Price"), 1.2423 share of Common Stock per Purchase Contract;

            (2) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $33.54 (the "Reference Price"), the number of shares of Common Stock per Purchase Contract having a value equal to the Stated Amount divided by the Applicable Market Value; and

            (3) if the Applicable Market Value is less than or equal to the Reference Price, then 1.4908 shares of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

      No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.09 of the Purchase Contract Agreement.

      Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Treasury Unit to purchase at the Purchase Price for cash, and the Company to sell, a number of shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

      The "Applicable Market Value" means the average of the Closing Prices per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

      The "Closing Price" per share of Common Stock on any date of determination means the:

            (1) closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

            (2) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed;

            (3) if the Common Stock is not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by The Nasdaq Stock Market;

            (4) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

            (5) if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

      A "Trading Day" means a day on which the Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

      In accordance with the terms of the Purchase Contract Agreement, the Holder of this Treasury Unit shall pay the Purchase Price for the shares of the Common Stock purchased pursuant to each Purchase Contract evidenced hereby either by effecting a Cash Settlement or an Early Settlement of each such Purchase Contract or by applying a principal amount of the Pledged Treasury Securities underlying such Holder's Treasury Unit equal to the Stated Amount of such Purchase Contract to the purchase of the Common Stock. A Holder of Treasury Units who does not, (1) on or prior to 5:00 p.m. (New York City time) on the second Business Day immediately preceding the Purchase Contract Settlement Date, notify the Purchase Contract Agent of its intention to effect a Cash Settlement,
(2) on or prior to 5:00 p.m. (New York City time) on the second Business Day immediately preceding the Purchase Contract Settlement Date, make an effective Early Settlement or (3) deliver the Purchase Price in cash by 11:00 a.m. on the Business Day immediately preceding the Purchase Contract Settlement Date after notifying the Purchase Contract Agent of its intention to effect a Cash Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the proceeds of the Pledged Treasury Securities.

      The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

      By acquiring a Treasury Unit, a Holder of Treasury Units agrees to treat the Treasury Securities constituting part of the Treasury Units as owned by such Holder for United States federal, state and local income and franchise tax purposes.

      Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Purchase Contract Agent and to the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities (as defined in the Pledge Agreement) forming a part of each Treasury Unit. A Treasury Unit shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury Unit, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

      The Treasury Units Certificates are issuable only in registered form and only in denominations of a single Treasury Unit and any integral multiple thereof. The transfer of any Treasury Units Certificate will be registered and Treasury Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Preferred Securities or Notes, for Treasury Securities, thereby recreating Corporate Units, shall be responsible for any fees or expenses associated therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury Unit in respect of the Treasury Security and the Purchase Contract constituting such Treasury Unit may be transferred and exchanged only as a Treasury Unit.

      A Holder of Treasury Units may recreate Corporate Units by delivering to the Securities Intermediary Preferred Securities with an aggregate liquidation amount, Notes with an aggregate principal amount or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Holder's Security shall be referred to as a "Corporate Unit." Any such creation of Corporate Units may be effected only in multiples of 20 Treasury Units for 20 Corporate Units.

      If the Treasury Portfolio has replaced the Preferred Securities or Notes as a component of the Corporate Units as a result of a Tax Event Redemption or a Successful Initial Remarketing, a Treasury Unit Holder may make such Collateral Substitutions only in such integral multiples of Treasury Units as will enable the U.S. Treasury securities comprising the Applicable Ownership Interest of the Treasury Portfolio to be purchased in whole multiples.

      A Holder of Corporate Units may recreate Treasury Units by delivering to the Securities Intermediary Treasury Securities in an aggregate principal amount equal to the aggregate liquidation amount of the Pledged Preferred Securities, the aggregate principal amount at maturity of the Pledged Notes or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. Any such recreation of Treasury Units may be effected only in multiples of 20 Corporate Units for 20 Treasury Units.

      If the Treasury Portfolio has replaced the Preferred Securities or Notes as a component of the Corporate Units as a result of a Tax Event Redemption, a Successful Initial Remarketing or, with respect to the Preferred Securities, as a result of a Liquidation Distribution, a Corporate Unit Holder may make such Collateral Substitutions only in such integral multiples of Corporate Units as will enable the U.S. Treasury securities comprising the Applicable Ownership Interest of the Treasury Portfolio to be released in whole multiples.

      The Company shall pay, on each Payment Date, the Purchase Contract Payments payable in respect of each Purchase Contract to the Person in whose name the Treasury Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Purchase Contract Payments will be payable at the office of the Purchase Contract Agent in New York City or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register.

      The Company has the right to defer payment of all or part of the Purchase Contract Payments in respect of each Purchase Contract until no later than the Purchase Contract Settlement Date. If the Company so elects to defer Purchase Contract Payments, the Company shall pay additional Purchase Contract Payments on such deferred installments of Purchase Contract Payments at a rate equal to 10.25% per annum, compounded quarterly, until such deferred installments are paid. In the event that the Company elects to defer the payment of Purchase Contract Payments on the Purchase Contracts until the Purchase Contract Settlement Date, each Holder will receive on the Purchase Contract Settlement Date a number of shares of Common Stock equal to the total amount of deferred Purchase Contract Payments payable to such Holder divided by the Applicable Market Value, provided that the Company shall be required to pay cash representing deferred Purchase Contract Payments unless the Company gives the Holders and the Purchase Contract Agent notice of its election not to pay cash within the time period prescribed in the Purchase Contract Agreement.

      The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Purchase Contract Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract

Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement. A Treasury Unit shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury Unit, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

      Upon the occurrence of a Cash Merger, a Holder of Treasury Units may effect Early Settlement of the Purchase Contract underlying such Treasury Units pursuant to the terms of Section 5.04(b)(2) of the Purchase Contract Agreement. In addition, a Holder of reasury Units may effect Early Settlement of the Purchase Contract underlying such Treasury Units pursuant to the terms of
Section 5.07 of the Purchase Contract Agreement. Upon Early Settlement of Purchase Contracts by a Holder of the related Treasury Units, the Pledged Treasury Securities underlying such Treasury Units shall be released from the Pledge as provided in the Pledge Agreement.

      Upon registration of transfer of this Treasury Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Treasury Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

      The Holder of this Treasury Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Treasury Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Treasury Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the aggregate principal amount of the Pledged Treasury Securities on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

      Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

      The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

      The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Treasury Units Certificate is registered as the owner of the Treasury Units evidenced hereby for the purpose of receiving payments of interest on the Treasury Securities, receiving payments of Purchase Contract Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

      The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

      A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                    as tenants in common
UNIF GIFT MIN ACT:          _________________ Custodian ________________
                                  (cust)                    (minor)

                            Under Uniform Gifts to Minors Act of __________

TENANT:                     as tenants by the entireties

JT TEN: as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________
               (Please insert Social Security or Taxpayer I.D. or
                      other Identifying Number of Assignee)

________________________________________________________________________________
 (Please Print or Type Name and Address Including Postal Zip Code of Assignee)



the within Treasury Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Treasury Units Certificates on the books of Public Service Enterprise Group Incorporated, and PSEG Funding Trust I with full power of substitution in the premises.

Dated: _____________________________    Signature_____________________________

                                        NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Corporate Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee: _____________________________________________

                             SETTLEMENT INSTRUCTIONS

      The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: __________                          _____________________________________
                                           Signature
                                           Signature Guarantee: ________________
                                           (if assigned to another person)

If shares are to be registered in the      REGISTERED HOLDER
name of and delivered to a Person other
than the Holder, please (i) print such     Please print name and address of
Person's name and address and (ii)         Registered Holder:
provide a guarantee of your signature:

_________________________________________  _____________________________________
Name                                       Name

_________________________________________  _____________________________________
Address                                    Address

_________________________________________  _____________________________________
_________________________________________  _____________________________________
_________________________________________  _____________________________________

Social Security or other
Taxpayer Identification
Number, if any                             _____________________________________

                            ELECTION TO SETTLE EARLY

      The undersigned Holder of this Treasury Units Certificate hereby irrevocably exercises the option to effect Early Settlement [following a Cash Merger] in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Treasury Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Treasury Units Certificate representing any Treasury Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: ______________________________   ________________________________________
                                        Signature


Signature Guarantee: ___________________________________

      Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:


If shares of Common Stock or Treasury UnitsCertificates are to be registered in the name of and delivered to and Pledged Treasury Securities are to be transferred to a Person other than the Holder, please print such Person's name and address:

REGISTERED HOLDER

Please print name and address of Registered Holder:

___________________________________     ________________________________________
Name                                     Name

___________________________________     ________________________________________
Address                                  Address

___________________________________     ________________________________________
___________________________________     ________________________________________
___________________________________     ________________________________________


Social Security or other
Taxpayer Identification
Number, if any  ________________________________

Transfer Instructions for Pledged Treasury Securities Transferable Upon or Early Settlement or a Termination Event:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:


=============================================================================================================
                                                                 Number of Corporate
                    Amount of increase     Amount of decrease     Units evidenced by
                       in Number of           in Number of            this Global            Signature of
                      Corporate Units        Corporate Units          Certificate       authorized signatory
                     evidenced by the       evidenced by the        following such          of Trustee or
Date                Global Certificate     Global Certificate    decrease or increase   Securities Custodian

_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
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

                                                                       EXHIBIT C

                     INSTRUCTION TO PURCHASE CONTRACT AGENT

Wachovia Bank, National Association
21 South Street
Morristown, NJ 07960
Attention: Corporate Trust Administration

      Re: [_______ Corporate Units] [_______ Treasury Units] of Public Service Enterprise Group Incorporated, a New Jersey corporation (the "Company") and PSEG Funding Trust I.

      The undersigned Holder hereby notifies you that it has delivered to The Bank of New York, as Securities Intermediary, for credit to the Collateral Account, $______ aggregate [liquidation] [principal] amount of [Preferred Securities] [Notes] [Treasury Securities] [Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio] in exchange for the [Pledged Preferred Securities] [Pledged Notes] [Pledged Treasury Securities] held in the Collateral Account, in accordance with the Pledge Agreement, dated as of September 10, 2002 (the "Pledge Agreement"; unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein), between you, the Company, the Collateral Agent and the Securities Intermediary. The undersigned Holder has paid all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Preferred Securities] [Pledged Notes] [Pledged Treasury Securities] [Pledged Applicable Ownership Interests] related to such [Corporate Units] [Treasury Units].

Dated: _____________________________    Signature_____________________________

Signature Guarantee: _____________________________________________

Please print name and address of Registered Holder:


________________________________   _____________________________________________
Name                               Social Security or other Taxpayer
                                   Identification Number, if any
Address

________________________________________

________________________________________

________________________________________

________________________________________

                                                                       EXHIBIT D

                 NOTICE FROM PURCHASE CONTRACT AGENT TO HOLDERS
         (Transfer of Collateral upon Occurrence of a Termination Event)

[HOLDER]
________________________________

________________________________


Attention:
Telecopy: __________

            Re: [__________ Corporate Units] [______ Treasury Units] of Public Service Enterprise Group Incorporated, a New Jersey corporation (the "Company") and PSEG Funding Trust I

      Please refer to the Purchase Contract Agreement, dated as of September 10, 2002 (the "Purchase Contract Agreement," unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units and Treasury Units from time to time.

      We hereby notify you that a Termination Event has occurred and that [the Notes][the Treasury Securities] [Preferred Securities] [Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio] serving as Collateral underlying your ownership interest in _____ [Corporate Units] [Treasury Units] have been released and are being held by us for your account pending receipt of transfer instructions with respect to such [Notes][Treasury Securities] [Preferred Securities] [Applicable Ownership Interests (as specified in clause (A) of the definition of such term) of the Treasury Portfolio] (the "Released Securities").

      Pursuant to Section 3.15 of the Purchase Contract Agreement, we hereby request written transfer instructions with respect to the Released Securities. Upon receipt of your instructions and upon transfer to us of your [Corporate Units][Treasury Units] effected through book-entry or by delivery to us of your [Corporate Units Certificate][Treasury Units Certificate], we shall transfer the Released Securities by book-entry transfer or other appropriate procedures, in accordance with your instructions. In the event you fail to effect such transfer or delivery, the Released Securities and any distributions thereon, shall be held in our name, or a nominee in trust for your benefit, until such time as such [Corporate Units][Treasury Units] are transferred or your [Corporate Units Certificate] [Treasury Units Certificate] is surrendered or satisfactory evidence is provided that such [Corporate Units Certificate][Treasury Units Certificate] has been destroyed, lost or stolen, together with any indemnification that we or the Company may require.

Date:                                 By: WACHOVIA BANK, NATIONAL ASSOCIATION

                                      _________________________________________
                                      Name:
                                      Title:  Authorized Signatory

                                                                       EXHIBIT E

                            NOTICE TO SETTLE BY CASH

Wachovia Bank, National Association
21 South Street
Morristown, NJ 07960
Attention: Corporate Trust Administration

            Re: [_______ Corporate Units] [Treasury Units] of Public Service Enterprise Group Incorporated, a New Jersey corporation (the "Company") and PSEG Funding Trust I

      The undersigned Holder hereby irrevocably notifies you in accordance with
Section 5.02 of the Purchase Contract Agreement, dated as of September 10, 2002 (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and you, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts, that such Holder has elected to pay to the Securities Intermediary for deposit in the Collateral Account, prior to or on 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date (in lawful money of the United States by certified or cashiers' check or wire transfer, in immediately available funds), $______ as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company under the related Purchase Contracts on the Purchase Contract Settlement Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holders' election to make such cash settlement with respect to the Purchase Contracts related to such Holder's [Corporate Units] [Treasury Units].

Dated: _____________________________  Signature_________________________________

                                      Signature Guarantee: _____________________

Please print name and address of Registered Holder:

                                                                       EXHIBIT F

                       NOTICE FROM PURCHASE CONTRACT AGENT
                    TO COLLATERAL AGENT AND PROPERTY TRUSTEE
              (Settlement of Purchase Contract through Remarketing)

The Bank of New York
101 Barclay Street
New York, New York 10285
Attention:  Corporate Trust Administration
Telecopy:  212-815-7760

Wachovia Bank, National Association
21 South Street
Morristown, NJ 07960
Attention: Corporate Trust Administration
Telecopy: 973-682-4531

            Re: __________ Corporate Units of Public Service Enterprise Group Incorporated, a New Jersey corporation (the "Company") and PSEG Funding Trust I

      Please refer to the Purchase Contract Agreement, dated as of September 10, 2002 (the "Purchase Contract Agreement," unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the Holders of Corporate Units from time to time.

      In accordance with Section 5.02 of the Purchase Contract Agreement and, based on instructions and Cash Settlements received from Holders of Corporate Units as of 11:00 a.m. (New York City time), the fourth Business Day preceding the Purchase Contract Settlement Date, we hereby notify you that ______ [Preferred Securities] [Notes] are to be tendered for purchase in the Secondary Remarketing.

Date:                                       By: WACHOVIA BANK, NATIONAL
                                                  ASSOCIATION

                                            ____________________________________
                                            Name:
                                            Title: Authorized Signatory


                                      F-1